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                              CELLNET DATA SYSTEMS, INC.



                               SHAREHOLDERS' AGREEMENT



                                   August 15, 1994

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                                  TABLE OF CONTENTS

                                                                            Page
                                                                            ----

SECTION 1  RIGHTS OF SHAREHOLDERS............................................. 2

SECTION 2  REGISTRATION RIGHTS................................................ 2
    2.1    Definitions........................................................ 2
    2.2    Requested Registration............................................. 4
    2.3    Company Registration...............................................12
    2.4    Expenses of Registration...........................................13
    2.5    Registration Procedures............................................14
    2.6    Registration on Form S-3...........................................16
    2.7    Indemnification....................................................17
    2.8    Lockup Agreement...................................................20
    2.9    Information by Holder..............................................20
    2.10   Rule 144 Reporting.................................................20
    2.11   Transfer of Registration Rights....................................21
    2.12   Termination of Registration Rights.................................21

SECTION 3  AFFIRMATIVE COVENANTS OF THE COMPANY AND THE SHAREHOLDERS..........22
    3.1    Board Representation and Voting Agreement of the Shares............22
    3.2    Information Rights.................................................27
    3.3    Right to Co-Invest.................................................30
    3.4    Non-Management Directors...........................................31

SECTION 4  RIGHT OF FIRST REFUSAL ON NEW SECURITIES...........................31

SECTION 5  CO-SALE RIGHT AMONG HOLDERS........................................35

SECTION 6  MISCELLANEOUS......................................................36
    6.1    Waivers and Amendments.............................................36
    6.2    Governing Law......................................................36
    6.3    Successors and Assigns.............................................36
    6.4    Entire Agreement...................................................37
    6.5    Notices............................................................37
    6.6    Severability.......................................................37
    6.7    Titles and Subtitles...............................................37
    6.8    Counterparts.......................................................37


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                              CELLNET DATA SYSTEMS, INC.

                               SHAREHOLDERS' AGREEMENT


    THIS SHAREHOLDERS' AGREEMENT is entered into as of August 15, 1994, by and among CELLNET DATA SYSTEMS, INC., a California corporation (the "Company"), and the persons named in Schedule A hereto (the "Shareholders").

                                       RECITALS

    WHEREAS, certain Shareholders possess registration rights, information rights and rights of first refusal granted under that certain Shareholders' Agreement dated as of October 4, 1993 (the "Prior Agreement") between the Company and those persons (the "Prior Holders") listed on Exhibit A attached thereto;

    WHEREAS, pursuant to that certain Series CC Preferred Shares Securities Purchase Agreement dated the date hereof (the "Series CC Agreement") between the Company and those persons (the "Purchasers") listed on the Schedule of Purchasers attached thereto the Purchasers are purchasing shares of the Company's Series CC Preferred Stock (the "Series CC Shares");

    WHEREAS, the obligations of the Company and the Purchasers under the Series CC Agreement are conditioned, among other things, upon the execution and delivery of this Agreement by: (i) the holders of at least fifty percent (50%) of the outstanding Registrable Securities (as defined in the Prior Agreement), and (ii) the holders of at least fifty percent (50%) of the outstanding shares of Series BB Preferred Stock or Common Stock issued upon conversion of the shares of Series BB Preferred Stock (collectively, the "Consenting Shareholders").

    WHEREAS, the Prior Holders desire to terminate the Prior Agreement in connection with the issuance of the Series CC Shares and to accept the rights created herein in lieu of those rights;

    WHEREAS, as inducement for the Purchasers to enter into the Series CC Agreement, the Company desires to grant the information rights, registration rights and rights of first refusal to the Shareholders contained herein;

    NOW, THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth, the Company and the Prior Holders agree that the Prior Agreement is terminated and superseded in its entirety by this Agreement, and all parties agree as follows:


                                      SECTION 1

                                RIGHTS OF SHAREHOLDERS

    The Company hereby grants to the Shareholders the registration rights, rights of first refusal, rights of transfer, information rights and rights regarding representation on the Board of Directors (collectively the "Rights") contained herein. The Shareholders accept the Rights and agree to be bound by the obligations contained herein. The Company and the Shareholders agree that the Rights provided herein set forth the sole and entire agreement on and supersede any and all rights granted under the Prior Agreement and further agree that the Prior Agreement shall hereafter be of no further force and effect.
Upon execution of this Agreement by the Consenting Shareholders, the Purchasers and the Company, this Agreement shall be binding upon all Shareholders who heretofore had rights under the Prior Agreement and each such Shareholder shall have the Rights and be subject to the duties hereunder as if it were a signatory hereof.


                                      SECTION 2

                                 REGISTRATION RIGHTS

    2.1 DEFINITIONS. As used herein in this Agreement, the following terms shall have the following respective meanings:

          (a) "COMMISSION" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

          (b) "EVENT OF NONCOMPLIANCE" shall be deemed to have occurred if the Corporation fails to perform any of its obligations to the holders of the Series CC Preferred Stock under the Put Agreement, whether or not performance of such obligation is legally permissible, and whether or not it is prohibited by any agreement to which the Company is subject.

          (c) "HOLDER" or "HOLDERS" shall mean and include any person or persons who holds Shares (as defined herein) which were originally issued, or who holds Registrable Securities (as defined herein), or qualifying transferees under Section 2.11 hereof who hold such Shares or Registrable Securities.

          (d) "INITIATING HOLDERS" shall mean any Holders who in the aggregate own not less than twenty percent (20%) of the Registrable Securities which have not been sold to the public. The term "Initiating Holders" shall also include any Holders who elect to join in a registration as provided in Section 2.2
(a)(ii).

          (e) "INITIATING SERIES CC HOLDERS" shall mean and include any Series CC Holders (as defined herein) who in the aggregate own not less than twenty percent (20%) of the Series CC Shares or Registrable Securities, issued or issuable upon conversion of the Series CC Shares, which have not been sold to the public. The term "Initiating Series CC Holders" shall also include any Series CC Holders who elect to join in a registration as provided in Section 2.2(b)(ii).

          (f) "MATERIAL CHANGE" shall mean the sale of all or substantially all the Company's assets, or a merger or consolidation as a result of which the shareholders of the Company prior to such event own less than 50% of the voting securities of the surviving corporation or its parent following such event.

          (g) "PUT AGREEMENT" shall mean the Put Agreement dated as of August 15, 1994 by and among the Company and the holders of the Series CC Preferred Stock, as such Agreement shall be amended from time to time.

          (h) The terms "REGISTER," "REGISTERED" and "REGISTRATION" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.


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          (i)  "REGISTRABLE SECURITIES" means (i) shares of the Company's
Common Stock held by any Holder who is a party to this Agreement, including but not limited to any Common Stock issued or issuable pursuant to the conversion of the Series AA, Series BB and Series CC Preferred Stock, including any Series BB Preferred Stock issued upon exercise of any warrants held by a Holder, or any Common Stock issued upon exercise of any warrant held by a Holder, in each case which have not been sold to the public and (ii) any shares of the Company's Common Stock or other securities issued or issuable pursuant to the conversion of, or with respect to, the Series AA, Series BB and Series CC Preferred Stock held by any Holder who is a party to this Agreement, upon any stock split, stock dividend, recapitalization, or similar event, which shares have not been sold to the public or securities issued in replacement or exchange of any of the securities issued in clauses (i) or (ii) above.

          (j) "REGISTRATION EXPENSES" shall mean all expenses incurred by the Company in complying with Sections 2.2, 2.3 and 2.6 hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, fees and disbursements of one counsel for all Holders, blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).

          (k) "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

          (l) "SELLING EXPENSES" shall mean all underwriting fees, discounts, selling commissions and stock transfer taxes applicable to the securities registered by the Holders and all fees and disbursements of counsel for any Holder, other than one counsel acting on behalf of all Holders.

          (m) "SERIES AA SHARES" shall mean and include all currently outstanding shares of Series AA Preferred Stock of the Company.

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          (n)  "SERIES BB SHARES" shall mean and include all currently outstanding shares of the Series BB Preferred Stock of the Company.

          (o) "SERIES CC SHARES" shall mean and include all shares of Series CC Preferred Stock of the Company which shall be issued.

          (p) "SERIES CC HOLDERS" shall mean and include any person who holds Series CC Shares which were originally issued, or who holds Registrable Securities, issued or issuable upon conversion of the Series CC Shares, or qualifying transferees under Section 2.11 hereof who hold such Series CC Shares or Registrable Securities.

          (q) "SHARES" shall mean and include all outstanding shares of Series AA, BB and CC Shares, collectively or shares issued in substitution or exchange thereof.

          (r) "SUBSIDIARY" shall mean and include any corporation in which the Company has a right to elect a majority of the board of directors of such corporation.

    2.2   REQUESTED REGISTRATION.

          (a) REQUEST FOR REGISTRATION BY INITIATING HOLDERS. In case the Company shall receive from Initiating Holders a written request that the Company effect any registration, qualification or compliance with respect to twenty percent (20%) or more of all of the Registrable Securities (or any lesser percentage if the anticipated aggregate offering price, before deduction of underwriting discounts and commissions, would exceed $7,500,000) (a "Request for Registration"), the Company will:

               (i) promptly, and in any event within 15 days, give written notice of the proposed registration, qualification or compliance to all other Holders; and

               (ii) use its diligent efforts to effect such registration, qualification or compliance as soon as practicable (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request received by the Company within twenty (20) days after receipt of such written notice from the Company;

               Provided, however, that the Company shall not be obligated to take any action to effect any such registration, qualification or compliance pursuant to this Section 2.2(a):

               (A) In any particular state jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act, provided that the Company shall be required to take all such necessary action in the State of New York;

               (B) Prior to September 30, 1997 or such earlier date as the Company has completed its initial public offering under a registration statement under the Securities Act; however, in the event a Request for Registration is made prior to one (1) year after such initial public offering, the number of Registrable Securities that may be included in the registration and underwriting shall be allocated among participating Holders as provided in clause (y) of the second paragraph of Section 2.2(c), and thereafter, shall be allocated among participating Holders as provided clause (x) of the second paragraph of Section 2.2(c).

               (C) Within six (6) months immediately following the effective date of any registration statement pertaining to a firmly underwritten offering of equity securities of the Company for its own account unless otherwise consented to by the underwriter of such offering; or

               (D) After the Company has effected two such Requested Registrations pursuant to Section 2.2(a) of this Agreement, such registrations have been declared or ordered effective and the securities offered pursuant to such registrations have been sold.

               Subject to the foregoing clauses (A) through (D), the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable, after receipt of the Request for Registration; provided, however, that if the Company shall furnish to such Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such registration statement to be filed on or before the date filing would be required, and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer such filing for a period of not more than 90 days after receipt of the Request for Registration; provided, however, that the Company may not make such certification more than once in any twelve (12) month period. The Initiating Holders may make two such Requests for Registration under this Section 2.2(a), but not more than once every six (6) months.

          (b) REQUEST FOR REGISTRATION BY INITIATING SERIES CC HOLDERS. If after the effective date of a firm commitment underwritten initial public offering of the Company's Common Stock, the Company shall receive from Initiating Series CC Holders a written request that the Company effect any registration, qualification or compliance with respect to the Registrable Securities held by, or issuable to upon conversion of the Series CC Shares held by, the Initiating Series CC Holders (a "Series CC Request for Registration"), the Company will:

               (i) promptly, and in any event within 15 days, give written notice of the proposed registration, qualification or compliance to all other Holders; and

               (ii) use its best efforts to effect such registration, qualification or compliance of the Registrable Securities (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request received by the Company within 15 days after receipt of such written notice from the Company;

          Provided, however, that the Company shall not be obligated to take any action to effect any such registration, qualification or compliance pursuant to this Section 2.2(b):

                      (A) In any particular state jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act, provided that the Company shall be required to take all such necessary action in the State of New York; or

                      (B) Within six (6) months immediately following the effective date of any registration statement pertaining to a firmly underwritten offering of securities of the Company for its own account unless otherwise consented to by the underwriter of such offering; or

                      (C) After the Company has effected two such Series CC Requests for Registration pursuant to Section 2.2(b) of this Agreement, such registrations have been declared or ordered effective and the securities offered pursuant to such registrations have been sold; or

                      (D) If the minimum anticipated aggregate net offering price of the Registrable Securities included in such registration statement is less than $2 million.

          Subject to the foregoing clauses (A) through (D), the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable, after receipt of the Series CC Request for Registration; provided, however, that if the Company shall furnish to such

Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such registration statement to be filed on or before the date filing would be required, and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer such filing for a period of not more than 90 days after receipt of the Series CC Request for Registration; provided, however, that the Company may not make such certification more than once in any twelve (12) month period.

          The Initiating Series CC Holders may make two Series CC Requests for Registration on Form S-1 (or any successor form to Form S-1), but not more than once every six (6) months. Other holders of Registrable Securities may participate in any offering conducted pursuant to a Series CC Request for Registration provided that in the event of an Underwriter's Cutback (as defined herein in Section 2.2(c)), the Series CC Holders shall receive priority with respect to fifty percent (50%) of the shares to be registered; however, if as a result of an Underwriter's Cutback the Series CC Holders are not allowed to include in any such registration at least eighty percent (80%) of their Registrable Securities requested to be registered, then such registration shall not count as one of the Initiating Series CC Holders' two Series CC Requests for Registration.

          (c) UNDERWRITING. The distribution of the Registrable Securities covered by a Request for Registration (or a Series CC Request for Registration) shall be effected by means of a firm commitment underwriting. The right of any Initiating Holder (or Initiating Series CC Holder if the registration is pursuant to Section 2.2(b)) to registration pursuant to Section 2.2 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent requested by such Holder, unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Initiating Holder (or majority in interest of the Initiating Series CC Holders and such Initiating Series CC Holder if the registration is pursuant to Section 2.2(b)), to the extent provided herein.


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

          The Company, together with all Initiating Holders (or Initiating Series CC Holders if the registration is pursuant to Section 2.2(b)) proposing to distribute their securities through such underwriting, shall enter into an underwriting agreement in customary form with the managing underwriter(s) selected for such underwriting by a majority in interest of the Initiating Holders (or Initiating Series CC Holders if the registration is pursuant to Section 2.2(b)) which underwriter(s) shall be reasonably acceptable to the Company. Notwithstanding any other provision of this Section 2.2, if the managing underwriter(s) advises the Initiating Holders (or Initiating Series CC Holders if the registration is pursuant to Section 2.2(b)) in writing that because the number of shares requested to be included in the registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the Company or Holders requesting registration, as the case may be, marketing factors require a limitation of the number of shares to be underwritten on behalf of Initiating Holders (or Initiating Series CC Holders if the registration is pursuant to Section 2.2(b)) (an "Underwriter's Cutback"), then, subject to the provisions of this Section 2.2(c), all Initiating Holders (or Initiating Series CC Holders if the registration is pursuant to Section 2.2(b)) shall be so advised, and the number of shares of Registrable Securities that may be included in the registration and underwriting, if any, shall be allocated, (x) if the registration is pursuant to
Section 2.2(a) in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Initiating Holders at the time of filing the registration statement and (y) if the registration statement is pursuant to Section 2.2(b) then (A) fifty percent (50%) of the shares to be registered to the Initiating Series CC Holders participating in the registration and among such Initiating Series CC Holders in proportion, as nearly as practicable to the respective amount of Registrable Securities obtained as a result of conversion into Common Stock of Series CC Shares held by such Initiating Series CC Holders at the time of filing of the registration statement and (b) fifty percent (50%) of the shares to be registered to the other Holders of Registrable Securities participating in the registration and among such Holders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities (other than shares obtained as a result of conversion into Common Stock of Series CC Shares) held by such Holders at the time of filing of the registration statement. No

Registrable Securities excluded from the underwriting by reason of the managing underwriter's marketing limitation shall be included in such registration.

          If any Initiating Holder (or Initiating Series CC Holder if the registration is pursuant to Section 2.2(b)) of Registrable Securities disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the managing underwriter(s) and the Initiating Holders (or Initiating Series CC Holders if the registration is pursuant to Section 2.2(b)). The Registrable Securities and/or other securities so withdrawn shall also be withdrawn from registration; provided, however, that, if by the withdrawal of such Registrable Securities a greater number of Registrable Securities held by other Initiating Holders (or other Initiating Series CC Holders if the registration is pursuant to Section 2.2(b)) may be included in such registration (up to the maximum of any limitation imposed by the underwriters), then the Company shall offer to all Initiating Holders (or Initiating Series CC Holders if the registration is pursuant to Section 2.2(b)) who have included Registrable Securities in the registration the right to include additional Registrable Securities in the same proportion used in determining the underwriter limitation in this Section 2.2(c).

          (d) INCLUSION OF SHARES BY COMPANY. If the managing underwriter(s) has not limited the number of Registrable Securities to be underwritten, the Company may include securities for its own account or for the account of others in such registration if the managing underwriter(s) so agrees and confirms to the Holders of Registrable Securities to be included in the registration that the inclusion of the other shares will not be likely to effect the price at which the Registrable Securities may be sold, and if the number of Registrable Securities held by Initiating Holders (or Initiating Series CC Holders if the registration is pursuant to Section 2.2(b)) which would otherwise have been included in such registration and underwriting will not thereby be limited. The inclusion of such shares shall be on the same terms as the registration of shares held by the Initiating Holders (or Initiating Series CC Holders if the registration is pursuant to Section 2.2(b)).

          (e) REQUEST FOR REGISTRATION UPON AN EVENT OF NONCOMPLIANCE. If after an Event of Noncompliance the Company shall receive from holders of at least twenty-five percent (25%) of the outstanding number of Series CC Shares ("Special Initiating Series CC Holders) a written request that the Company effect any registration, qualification or compliance with respect to the shares of Common Stock issuable upon conversion of the Series CC Shares (a "Special Series CC Request for Registration"), the Company will:

               (i) promptly, and in any event within 15 days, give written notice of the proposed registration, qualification or compliance to all other holders of Series CC Shares ("Eligible Series CC Holders"); and

               (ii) use its best efforts to effect such registration, qualification or compliance of the Registrable Securities (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Eligible Series CC Holders joining in such request as are specified in a written request received by the Company within twenty (20) days after receipt of such written notice from the Company;

          Provided, however, that the Company shall not be obligated to take any action to effect any such registration, qualification or compliance pursuant to this Section 2.2(e):

                      (A) In any particular state jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act, provided that the Company shall be required to take all such necessary action in the State of New York; or

                      (B) Within six (6) months immediately following the effective date of any registration statement pertaining to a firmly underwritten offering of securities of the Company for its own account unless otherwise consented to by the underwriter of such offering.

          Subject to the foregoing clauses (A) and (B), the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable, after receipt of the Special Series CC Request for Registration; provided, however, that if the Company shall furnish to such Special Initiating Series CC Holders and Eligible Series CC Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such registration statement to be filed on or before the date filing would be required, and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer such filing for a period of not more than 90 days after receipt of the Special Series CC Request for Registration; provided, however, that the Company may not make such certification more than once in any twelve
(12) month period.

          Other Holders of Registrable Securities may participate in any offering conducted pursuant to a Special Series CC Request for Registration provided that in the event of an Underwriter's Cutback, the holders of Series CC Shares shall receive full priority with respect to all their Registrable Securities requested to be registered.

          (f) UNDERWRITING FOR A SPECIAL SERIES CC REQUEST FOR REGISTRATION. The distribution of the Registrable Securities covered by a Special Series CC Request for Registration shall be effected by means of a firm commitment underwriting. The right of any Special Initiating Series CC Holder to registration pursuant to Section 2.2(e) shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent requested by such Holder, unless otherwise mutually agreed by a majority in interest of the Special Initiating Series CC Holders and such Special Initiating Series CC Holder (or Eligible Series CC Holder).

          The Company, together with all Special Initiating Series CC Holders proposing to distribute their securities through such underwriting, shall enter into an underwriting agreement in customary form with the managing underwriter(s) selected for such underwriting by a majority in interest of the Special Initiating Series CC Holders which underwriter(s) shall be reasonably acceptable to the Company. Notwithstanding any other provision of this Section 2.2, if the managing underwriter(s) advises the Special Initiating Series CC Holders of the necessity for an Underwriter's Cutback (as defined in Section 2.2(c)), then, subject to the provisions of this Section 2.2(f), all Special Initiating Series CC Holders, Eligible Series CC Holders, and any other participating Holders shall be so advised, and the number of shares of Registrable Securities that may be included in the registration and underwriting, if any, shall be allocated first in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Special Initiating Series CC Holders and Eligible Series CC Holders at the time of filing the registration statement. No Registrable Securities excluded from the underwriting by reason of the managing underwriter's marketing limitation shall be included in such registration.

          If any Special Initiating Series CC Holder of Registrable Securities disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the managing underwriter(s) and the Special Initiating Series CC Holders. The Registrable Securities and/or other securities so withdrawn shall also be withdrawn from registration; provided, however, that, if by the withdrawal of such Registrable Securities a greater number of Registrable Securities held by other Special Initiating Series CC Holders may be included in such registration (up to the maximum of any limitation imposed by the underwriters), then the Company shall offer to all Special Initiating Series CC Holders who have included Registrable Securities in the registration the right to include additional Registrable Securities in the same proportion used in determining the underwriter limitation in this Section 2.2(f).

    2.3   COMPANY REGISTRATION.

          (a) NOTICE OF REGISTRATION TO HOLDERS. If at any time or from time to time, the Company shall determine to register any of its securities, either for its own account or the account of a security holder or holders, other than (i) a registration relating solely to employee benefit plans, or (ii) a registration relating solely to a Commission Rule 145 transaction, the Company will:

               (i)    promptly give to each Holder written notice thereof; and

               (ii) include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made within twenty (20) days after receipt of such written notice from the Company, by any Holder or Holders.

          (b) INCLUSION OF ADDITIONAL SHARES. The Company may include in any registration pursuant to this Section 2.3 securities held by officers and employees of the Company, in amounts as determined by the Company's Board of Directors; provided, however, that the number of such shares included in such registration shall not exceed thirty-three percent (33%) of the total number of shares to be included on behalf of the Company's security holders in such registration.

          (c) UNDERWRITING. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 2.3(a)(i). In such event the right of any Holder to registration pursuant to this Section 2.3 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company. Notwithstanding any other provision of this Section 2.3, if the managing underwriter determines the number of shares requested to be included in the registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the Company or Holders requesting registration, as the case may be, (i) if such registration is the first offering by the Company to the general public of its securities for its own account, the underwriter may exclude some or all Registrable Securities from such registration and underwriting (provided the securities of other shareholders are not included therein), and (ii) if such registration is other than the first offering by the Company to the general public of its securities for its own account, the underwriter may limit the Registrable Securities held by Holders and securities to be included pursuant to Section 2.3(b) to be included in such registration and underwriting to an aggregate of not less than twenty-five percent (25%) of the total number of the securities to be registered in such registration and underwriting. The Company shall so advise all Holders and the other holders distributing their securities through such underwriting, and the number of shares of Registrable Securities and other securities that may be included in the registration and underwriting shall be allocated first among all Holders thereof in proportion, as nearly as practicable, to the respective amounts of securities entitled to inclusion in such registration (on an as-converted basis) held by all such Holders at the time of filing the registration statement.
After such allocation, any additional shares of Registrable Securities and other securities that may be included in the registration and underwriting shall be allocated among other holders thereof in proportion, as nearly as practicable, to the respective amounts of securities entitled to inclusion in such registration held by all such other holders. If any Holder or other holder disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to the Company and the managing underwriter. Any securities excluded or withdrawn from such underwriting shall be withdrawn from such registration, but if the registration is the first offering by the Company to the general public of its securities for its own account, then the securities so excluded or withdrawn shall not be transferred in a public distribution prior to 180 days after the effective date of the registration statement relating thereto.

    2.4 EXPENSES OF REGISTRATION. All Registration Expenses, other than underwriting fees, discounts or commissions or fees of counsel other than one counsel for all selling shareholders, incurred in connection with any registration, qualification or compliance pursuant to Sections 2.2, 2.3 and 2.6, shall be borne by the Company. The one such counsel representing all selling share-holders shall be selected by a majority of the Initiating Holders (or Initiating Series CC Holders if the registration is pursuant to Section 2.2(b), or Special Initiating Series CC Holders if the registration is pursuant to Section 2.2(e)). All Selling Expenses relating to securities registered by the Holders shall be borne by the holders of such securities pro rata on the basis of the number of shares so registered.

    2.5 REGISTRATION PROCEDURES. In the case of each registration, qualification or compliance effected by the Company pursuant to this Agreement, the Company will keep each Holder advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof. At its expense the Company will:

          (a) keep such registration, qualification or compliance effective and current for a period of 180 days (or such longer period as may be necessary to accommodate the filing of amendments or supplements necessary to comply with the Securities Act) or until the Holder or Holders have completed the distribution described in the registration statement relating thereto, whichever first occurs;

          (b) furnish such number of prospectuses and other documents incident thereto as a Holder from time to time may reasonably request;

          (c) use its best efforts to register or qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that, except in New York, the Company shall not be required to in connection therewith or as a condition thereto (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subsection, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);

          (d) in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder and the Company participating in such underwriting shall also enter into and perform its obligations under such an agreement;

          (e) notify each Holder of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto covered by such registration statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and of any SEC stop orders or other material modifications in connection therewith;

          (f) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed and, if not so listed, to be listed on the NASD automated quotation system and, if listed on the NASD automated quotation system, use its best efforts to secure designation of all such Registrable Securities covered by such registration statement as a NASDAQ "national market system security" within the meaning of Rule 11Aa2-1 of the Securities and Exchange Commission or, failing that, to secure NASDAQ authorization for such Registrable Securities and, without limiting the generality of the foregoing, to arrange for at least two market makers to register as such with respect to such Registrable Securities with the NASD;

          (g) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

          (h) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable

Securities (including effecting a stock split or a combination of shares);

          (i) make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

          (j) otherwise use its best efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company's first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

          (k) permit any Holder of Registrable Securities which Holder, in its sole and exclusive judgment, might be deemed to be an underwriter or a controlling person of the Company, to participate in the preparation of such registration or comparable statement and to require the insertion therein of material, furnished to the Company in writing, which in the reasonable judgment of such holder and its counsel should be included;

          (l) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any common stock included in such registration statement for sale in any jurisdiction, the Company shall use its best efforts promptly to obtain the withdrawal of such order;

          (m) use its best efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the sellers thereof to consummate the disposition of such Registrable Securities; and

          (n) obtain a cold comfort letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters as the Holders of a majority of the Registrable Securities being sold reasonably request (provided that Registrable Securities constitute at least 10% of the securities covered by such registration statement).

    2.6   REGISTRATION ON FORM S-3.

          (a) In addition to the rights set forth in Section 2.2, if a Holder requests that the Company file a registration statement on Form S-3 (or any successor to Form S-3) for a public offering of shares of Registrable Securities the reasonably anticipated aggregate price to the public of which would be at least $1,000,000, and the Company is a registrant entitled to use Form S-3 to register the Shares for such an offering, the Company shall use its best efforts to cause such shares to be registered for the offering as soon as practicable on Form S-3 (or any successor form to Form S-3).

          (b) The Holders' right to register shares under Section 2.6 shall be shared pro rata among all Holders of Registrable Securities based on the number of shares of Registrable Securities held by each Holder.

          (c) Notwithstanding the foregoing, the Company shall not be obligated to take any action pursuant to this Section 2.6 in the following situations: (i) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act; (ii) if the Company, within ten (10) days of the receipt of the request of the Holders, gives notice of its bona fide intention to effect the filing of a registration statement with the Commission within forty-five (45) days of receipt of such request (other than with respect to a registration statement relating to a Rule 145 transaction, an offering solely to employees or any other registration which is not appropriate for the registration of Registrable Securities); (iii) during the period starting with the date of filing of, and ending on a date ninety (90) days following the effective date of, a registration statement described in (ii) above or pursuant to Section 2.2, provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective and further provided that no other person or entity could require the Company to file a registration statement in such period; or (iv) more than once in any six-month period.

    2.7   INDEMNIFICATION.

          (a) The Company will indemnify each Holder, each of its officers and directors and partners and such Holder's legal counsel and independent accountants, and each person controlling any such persons within the meaning of
Section 15 of the Securities Act, with respect to which registration, qualification or compliance has been effected pursuant to this Agreement, and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages and liabilities (or actions in respect thereof), including any of the foregoing incurred in the investigation or settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act or any state securities laws applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse each such Holder, each of its officers and directors and such Holder's legal counsel and independent accountants, and each person controlling any such persons, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder or underwriter and stated to be specifically for use therein.

          (b) Each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers and its legal counsel and independent accountants, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of
Section 15 of the Securities Act, and each other such Holder, each of its officers and directors and each person controlling such Holder within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such Holders, such directors, officers, legal counsel, independent accountants, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder and stated to be specifically for use therein; provided, however, that the obligation of such Holder hereunder shall be limited to an amount equal to the proceeds received by such Holder upon the sale of the Registrable Securities sold in the offering covered by such registration.

          (c) Each party entitled to indemnification under this Section 2.7 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld). The Indemnified Party may participate in such defense at such party's expense; provided, however, that the Indemnifying Party shall bear the expense of such defense of the Indemnified Party if representation of both parties by the same counsel would be inappropriate due to actual or potential conflicts of interest (as determined in good faith by the Indemnified Party). The failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

          (d)  The obligations of the Company and Holders under this Section
2.7 shall survive the completion of any offering of Registrable Securities under this Agreement.

          (e) The Company shall make payment in satisfaction of its obligations under this Section 2.7 within thirty (30) days upon receiving written confirmation from the Indemnified Party of the nature and amount of the expenses to be indemnified.

          (f) If the indemnification provided for in this Section 2.7 is unavailable or insufficient to hold harmless an Indemnified Party, then each Indemnifying Party shall contribute to the amount paid or payable to such Indemnified Party as a result of the losses, claims, damages or liabilities referred to in this Section 2.7 in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party or parties on the one hand and the Indemnified Party on the other in connection with the statements or omissions which resulted in such losses, claims, demands or liabilities as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Indemnifying Party or parties on the one hand or the Indemnified Party on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid to an Indemnified Party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this Section 2.7(f) shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any action or claim which is the subject of this Section 2.7. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          (g) The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Party or any officer, director or controlling person of such Indemnified Party and shall survive the transfer of securities.

    2.8 LOCKUP AGREEMENT. In consideration for the Company agreeing to its obligations under this Agreement, each Holder hereby agrees in connection with the first registration of the Company's securities whether for its own account or any registration pursuant to Section 2.2, not to sell, make any short sale of, loan, grant any option for the purchase of, grant an interest in, or otherwise dispose of any Registrable Securities (other than those included in the registration) without the prior written consent of the Company or underwriters managing the offering, as the case may be, for such period of time (not to exceed 180 days or such shorter time as the officers and directors have agreed to) from the date of the initial public offering, pursuant to an effective registration statement, as the Company or the underwriters may specify; provided, however, that such Holder shall be relieved of its obligations under this Section 2.8 unless all executive officers, directors and five percent (5%) or more shareholders of the Company enter into similar agreements. Nothing herein shall prevent any Holder that is a partnership from making a distribution of Registrable Securities to the partners thereof that is otherwise in compliance with applicable securities laws, provided that all such partners shall remain subject to this Section 2.8.

    2.9 INFORMATION BY HOLDER. The Holder or Holders of Registrable Securities included in any registration shall furnish to the Company such information regarding such Holder or Holders and the distribution proposed by such Holder or Holders as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.

    2.10 RULE 144 REPORTING. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of securities of the Company to the public without registration, after such time as a public market exists for the Common Stock of the Company, the Company agrees to:

          (a) Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the effective date of the first registration under the Securities Act filed by the Company for an offering of its securities to the general public;

          (b) Use its best efforts to then file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Securities Exchange Act of 1934, as amended (at any time after it has become subject to such reporting requirements);

          (c) So long as a Holder owns any Registrable Securities to furnish to the Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 (at any time after 90 days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Securities Exchange Act of 1934 (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration.

    2.11 TRANSFER OF REGISTRATION RIGHTS. The rights to cause the Company to register securities granted Holders under Sections 2.2, 2.3 and 2.6 may be assigned to a transferee or assignee in connection with the transfer or assignment of at least 50,000 shares of the Registrable Securities, provided that (i) such transfer may otherwise be effected in accordance with applicable securities laws, and (ii) the Company is given reasonably prompt written notice of such assignment. Notwithstanding the foregoing, rights to cause the Company to register securities may be assigned, without the need for satisfying minimum shareholding requirements, to any constituent partner (or any partner of such partner if such partner is itself a partnership) or retired partner (or professional employee or entity of which such employees are the beneficial owners) of a Holder, where such Holder is a partnership, or to any parent or subsidiary corporation or any officer, director or principal shareholder thereof, where such Holder is a corporation or to an immediate family member (spouse or children) or a trust for the benefit of an immediate family member, where such Holder is an individual.

    2.12  TERMINATION OF REGISTRATION RIGHTS.  The rights granted pursuant to
Section 2 of this Agreement shall terminate as to any Holder at the later of (i) one year after the Company's initial public offering or (ii) at such time as such Holder may sell under Rule 144 in a three month period all Registrable Securities then held by such Holder.

                                      SECTION 3

              AFFIRMATIVE COVENANTS OF THE COMPANY AND THE SHAREHOLDERS

    3.1   BOARD REPRESENTATION AND VOTING AGREEMENT OF THE SHARES.

          (a) From and after the date hereof and until the provisions of this Section cease to be effective, each Shareholder shall vote all of the voting securities of the Company (including the Common Stock, Series AA Shares, Series BB Shares and Series CC Shares) over which such person has voting control and shall take all other necessary or desirable actions within his or its control (whether in his or its capacity as a stockholder, director, member of a board committee or officer of the Company or otherwise, and including, without limitation, attendance at meetings in person or by proxy for purposes of obtaining a quorum and execution of written consents in lieu of meetings), and the Company shall take all necessary or desirable actions within its control (including, without limitation, calling special board and shareholders' meetings) so that:

               (i) the authorized number of directors of the Company's Board of Directors (the "Board") shall be established at ten (10) directors;

               (ii) subject to Section 3.1(b) hereof, the following persons shall be elected to the Board at each election of directors during the term of this Agreement:

                      (A) For so long as Kleiner, Perkins, Caufield & Byers continues to own a total of at least 350,000 Series AA, Series BB and/or Series CC Shares (or the Common Stock into which such Series AA, Series BB and/or Series CC Shares may have been converted, appropriately adjusted for any stock splits, consolidations or the like), one candidate selected by Kleiner, Perkins, Caufield & Byers.

                      (B) For so long as Hambrecht & Quist continues to own a total of at least 350,000 Series AA, Series BB and/or Series CC Shares (or the Common Stock into which such Series AA,

Series BB and/or Series CC Shares may have been converted, appropriately adjusted for any stock splits, consolidations or the like), one candidate selected by Hambrecht & Quist.

                      (C) For so long as El Dorado Investment Company continues to own a total of at least 350,000 Series AA, Series BB and/or Series CC Shares (or the Common Stock into which such Series AA, Series BB and/or Series CC Shares may have been converted, appropriately adjusted for any stock splits, consolidations or the like), one candidate selected by El Dorado Investment Company.

                      (D) For so long as Paul Cook continues to own a total of at least 350,000 Series AA, Series BB and/or Series CC Shares (or the Common Stock into which such Series AA, Series BB and/or Series CC Shares may have been converted, appropriately adjusted for any stock splits, consolidations or the like), Paul Cook.

                      (E) For so long as Banner Partners continues to own a total of at least 350,000 Series AA, Series BB and/or Series CC Shares (or the Common Stock into which such Series AA, Series BB and/or Series CC Shares may have been converted, appropriately adjusted for any stock splits, consolidations or the like), one candidate selected by Banner Partners.

                      (F) For so long as AT&T Ventures continues to own a total of at least 350,000 Series BB and/or Series CC Shares (or the Common Stock into which such Series BB and/or Series CC Shares may have been converted, appropriately adjusted for any stock splits, consolidations or the like), one candidate selected by AT&T Ventures. The initial candidate selected by AT&T Ventures shall be Neil Douglas.

                      (G) For so long as Odyssey Partners continues to own a total of at least 350,000 Series BB and/or Series CC Shares (or the Common Stock into which such Series BB and/or Series CC Shares may have been converted, appropriately adjusted for any stock splits, consolidations or the like), one candidate selected by Odyssey Partners. The initial candidate selected by Odyssey Partners shall be Michael Barker.

                      (H) For so long as Providence Media Partners L.P. ("Providence") continues to own a total of at least 350,000 Series CC Shares (or the Common Stock into which such Series CC Shares may have been converted, appropriately adjusted or any stock splits, consolidations or the like) one representative (the "Providence Director") designated by Providence, provided that until the next Annual Meeting of the Company's shareholders following the date of this Agreement, Jonathan M. Nelson shall serve as the Providence Director;

                      (I)    The Chief Executive Officer of the Company.

               (iii) any committees of the Board shall be created only upon the approval of at least two thirds of the members of the Board;

               (iv) any director designated hereunder shall be removed from the Board (and thereupon from all committees of the Board) (with or without cause) at the written request of the person or persons which have the right to designate such a director hereunder, but only upon such written request and under no other circumstance except for cause as provided by law; and

               (v) in the event that any representative designated hereunder for any reason ceases to serve as a member of the Board or any committee thereof during such representative's term of office, the resulting vacancy on the Board or committee shall be filled by a representative designated by a person or persons which have the right to designate such a representative hereunder.

          (b) The Company and each Shareholder agree that notwithstanding the provisions of subparagraph (a) hereof, if an Event of Noncompliance shall have occurred, each Shareholder shall vote all of the voting securities of the Company (including the Common Stock, Series AA Shares, Series BB Shares and Series CC Shares) over which such person has voting control and shall take all other necessary or desirable actions within his or its control (whether in his or its capacity as a shareholder, director, member of a board, committee or officer of the Company or otherwise, and including, without limitation, attendance at meetings in person or by proxy for purposes of obtaining a quorum and execution of written consent in lieu of meetings) and the Company shall take all necessary or desirable actions within its control (including, without limitation, calling special board and shareholders' meetings) so that:

               (i) the authorized number of directors of the Company's Board shall be increased to eleven (11) directors;

               (ii) until such time as no Event of Noncompliance exists there shall be elected to the Board that number of representatives as shall constitute one less than a majority of the Board (which shall include the designee of Providence) and who shall have been designated by the holders of a majority of the Series CC Shares; and

               (iii) for the remaining positions on the Board constituting a majority of the Board, there shall be elected to the Board representatives designated by Kleiner, Perkins, Caufield & Byers, Hambrecht & Quist, El Dorado Investment Company, Banner Partners, AT&T Ventures, Odyssey Partners and Paul Cook, as so agreed among themselves, provided that one such representative shall be the Chief Executive Officer of the Company.

          (c) For purposes of this Section 3.1, all shares held by an affiliate (as defined in Rule 405 promulgated under the Securities Act of 1933) or professional employee (or entity of which such employees are the beneficial owners) of Kleiner, Perkins, Caufield & Byers or Hambrecht & Quist or El Dorado Investment Company or Banner Partners or AT&T Ventures or Odyssey Partners or Providence, as the case may be, will be deemed to be owned by Kleiner, Perkins, Caufield & Byers or Hambrecht & Quist or El Dorado Investment Company or Banner Partners or AT&T Ventures or Odyssey Partners or Providence, as the case may be. The provisions of Section 3.1(a) shall not be assignable by Kleiner, Perkins, Caufield & Byers or Hambrecht & Quist or El Dorado Investment Company or Banner Partners or AT&T Ventures or Odyssey Partners or Providence. The right of Paul Cook pursuant to Section 3.1(a) is personal and is not transferrable to any party.

          (d) Each and every transferee or assignee of the Shares or Registrable Securities from any Holder shall be bound by and subject to all the terms and conditions of this Section 3.1. So long as the provisions of this Section 3.1 are in effect, the Company shall require, as a condition precedent to the transfer of any Shares or Registrable Securities covered by this Section 3.1, that the transferee agrees in writing to be bound by, and subject to, the terms and conditions of this Section 3.1 as provided in this Section 3.1 and to ensure that his transferees of the Shares or Registrable Securities shall be likewise bound.

          (e) The Company and the Holders agree that, so long as the provisions of this Section 3.1 or Section 5 are in effect, all Shares or Registrable Securities now or hereafter held by each Holder will be stamped or otherwise imprinted with a legend in substantially the following form:

          THE SHARES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO
          AGREEMENTS, COVENANTS AND RESTRICTIONS IN REGARD TO THE
          VOTING OF SUCH SHARES AND THEIR TRANSFER, INCLUDING
          CO-SALE RIGHTS, AS PROVIDED IN THE PROVISIONS OF A
          SHAREHOLDERS' RIGHTS AGREEMENT, A COPY OF WHICH IS ON FILE IN THE OFFICE OF THE SECRETARY OF THE CORPORATION.

          (f) Each of the parties acknowledge that all other parties hereto will be irreparably damaged in the event that the provisions of this Section are not specifically enforced. Accordingly, should any dispute arise pursuant to
Section 3.1 of this Agreement, the parties agree that a decree of specific performance shall be an appropriate remedy. Such remedy shall be cumulative and shall be in addition to any other remedies which any party may have at law or in equity.

          (g) In the event (i) the Company has consummated an initial public offering of its Common Stock in which the net proceeds to the Company is at least twenty million dollars ($20,000,000), (ii) the Series AA, BB or CC Shares are entitled to a separate class vote on a Material Change, and (iii) a shareholder vote is taken on the Material Change in which the Series AA, BB and/or CC Holders in a separate class vote do not approve the Material Change by the required number of votes of such holders of Preferred Stock, Holders of the Series AA, BB and/or CC Shares agree to participate in a third vote which may be solicited by the

Company and in such vote the holders of such Shares agree to vote with the holders of Common Stock on an as-converted basis. If the Material Change is approved in such third vote by the requisite number of votes of the Company's shareholders (other than any required class vote by the Series AA, BB and/or CC Holders), the Series AA, BB and/or CC Holders agree that they shall have been deemed to vote their Shares in favor of the Material Change. The provisions of this Section 3.1(g) shall terminate when there are no longer any outstanding shares of Series AA, BB or CC Preferred Stock outstanding.

          (h) Following the closing of a registered public offering of the Company's Common Stock, the Company shall pay the reasonable out-of-pocket travel, lodging and other related expenses of all directors elected pursuant to
Section 3.1.

          (i) DURATION OF SECTION 3.1. The provisions of Section 3.1 shall terminate as follows:

               (i) The obligations of any Shareholder to vote under Section 3.1(a), shall terminate upon the first to occur of the following events:

                      (A) upon the closing of a registered public offering of the Company's Common Stock; or

                      (B)    August 15, 2004.

               (ii) The obligations of any Shareholder to vote under Section 3.1(b) and the obligation of the Company under Section 3.1(b), shall terminate upon the first to occur of the following events:

                      (A) upon the closing of a registered public offering of the Company's Common Stock in which the net proceeds to the Company is at least twenty million dollars ($20,000,000); or

                      (B)    August 15, 2004.

               (iii)  The Company's obligations as to any Shareholder under
Section 3.1(a) shall terminate when the Shareholder no longer holds the minimum number of Shares or Registrable Securities as provided under
Section 3.1(a).

          (j) Notwithstanding subsections 3.1(i)(i) or (ii), if the Company makes a registered public offering of its Common Stock, the Company shall cause all persons designated pursuant to Section 3.1(a)(ii) to be nominated as a director at each meeting of shareholders of the Company at which a vote for directors will be taken so long as each Holder in Section 3.1(a)(ii) holds at least the minimum number of Shares or Registrable Securities as provided in
Section 3.1(a)(ii).

          (k) For three (3) years from the effective date of this Agreement, the Company and the Shareholders agree to take such action as is necessary to ensure that the Company's Restated Articles of Incorporation provide that the Shareholders retain the right of cumulative voting in the election of directors, and that the Board shall be not less than eight (8) directors.

    3.2   INFORMATION RIGHTS.

          (a) ANNUAL FINANCIAL INFORMATION. As soon as practicable after the end of each fiscal year, and in any event within 90 days thereafter, commencing with the fiscal year ending on December 31, 1994, the Company will furnish (a) to each Shareholder an audited consolidated balance sheet and statement of income and retained earnings and of cash flows of the Company audited to the extent so required by any "big six" independent public accounting firm, as selected by the Company, and (b) to each director of the Company consolidated internal unaudited balance sheets and statements of income and retained earnings and of cash flows of each Subsidiary of the Company, if any, in each case showing the financial condition of the Company and/or each Subsidiary of the Company as of the close of such fiscal year and the results of the Company's and/or such Subsidiary's operations during such fiscal year, all on a consolidated basis. Each of the audited financial statements delivered hereunder shall be certified by such accounting firm to have been prepared in accordance with generally accepted accounting principles consistently applied.

          (b) QUARTERLY FINANCIAL INFORMATION. The Company will furnish the following reports to each Shareholder holding at least

50,000 shares of Series AA or BB or CC Preferred Stock (and/or Common Stock issued upon conversion of the Series AA or BB or CC Preferred Stock) as soon as practicable after the end of the first, second and third quarterly accounting periods in each fiscal year of the Company and in any event within 45 days thereafter, an unaudited consolidated balance sheet and an unaudited statement of cash flows of the Company and its Subsidiaries, if any, as of the end of each such quarterly period, and unaudited consolidated statements of income of the Company and its Subsidiaries for such period and for the current fiscal year to date, in each case with comparable prior periods, prepared in accordance with generally accepted accounting principles consistently applied, all in reasonable detail, including any material discrepancies between the results reported and the Company's budgeted projections for the period, as well as other financial or business events of material importance, and certified, subject to changes resulting from year-end audit adjustments, by the principal financial or accounting officer of the Company.

          (c)  MONTHLY AND OTHER FINANCIAL INFORMATION.

               (i) MONTHLY FINANCIAL INFORMATION. The Company will furnish to each director as soon as available, and in any event within 30 days after the end of each month, commencing with the month ending September 30, 1994, (a) a consolidated internal, unaudited balance sheet and statement of income and retained earnings and of cash flows of the Company as of the end of each such month, and (b) consolidated internal unaudited balance sheets and statements of income and retained earnings and of cash flows of each Subsidiary of the Company, if any, in each case, including a comparison of such unaudited statement of income and cash flows to (i) the previous year's applicable statement of income and cash flows and (ii) the projected monthly statement of income and cash flows for such month.

               (ii) OTHER FINANCIAL INFORMATION. The Company will deliver to each director, within 30 days prior to the commencement of each fiscal year, an annual operating budget and projected monthly balance sheets and statements of income and as soon as practicable after preparation thereof, complete and correct copies of all quarterly (if any) or annual budgetary analyses or forecasts of the Company and its Subsidiaries prepared by management. Promptly after receipt thereof, the Company will provide to each director copies of any reports as to adequacies in accounting controls submitted by independent accountants with respect to the Company.

          (d) RIGHTS TO VISITATION AND ANNUAL OPERATING PLAN. The Company shall provide the following information to each Shareholder for so long as such Shareholder is a holder of greater than 200,000 shares of Series AA or BB or CC Preferred Stock (and/or Common Stock issued upon conversion of the Series AA or BB or CC Preferred Stock) appropriately adjusted or any stock splits, consolidations or the like;

               (i) For so long as a Shareholder is eligible to receive reports under this Section 3.2(d), he shall also have the right, at his expense, to visit and inspect any of the properties of the Company or any of its subsidiaries, and to discuss their affairs, finances and accounts with their officers, all at such reasonable times and as often as may be reasonably requested.

               (ii) Upon written request, the Company shall furnish such Shareholder prior to the beginning of such fiscal year, the Company's annual operating plan.

          (e) CONFIDENTIALITY OF INFORMATION. Each Shareholder agrees that any information obtained by such Shareholder pursuant to Sections 3.2(a), 3.2(b), 3.2(c) and 3.2(d) which is, or would reasonably be perceived to be, proprietary to the Company or otherwise confidential will not be disclosed without the prior written consent of the Company, unless required by law. Disclosure of proprietary or confidential information to partners within a partnership or professional employees or advisors to a partnership does not require the prior written consent of the Company as long as those recipients are informed of their obligation to maintain the confidentiality of the information. Each Shareholder further acknowledges and understands that any information so obtained which may be considered "inside" non-public information will not be utilized by such Shareholder in connection with purchases and/or sales of the Company's securities except in compliance with applicable state and federal antifraud statutes. Confidential information will not include information or material of any nature, whether or not obtained pursuant to legal process or court order which was lawfully in the possession of such Shareholder or its representatives prior to disclosure of such information by the Company; which was, or at any time becomes, available in the public domain other than through a violation of this Agreement; or which is furnished to such Shareholder or its representatives by a third party (which is not known by the recipient to have an obligation of confidentiality to the Company) having a right to do so.

          (f) ASSIGNMENT OF RIGHTS TO FINANCIAL INFORMATION. The rights granted pursuant to Sections 3.2(a) and 3.2(b) may be assigned or otherwise conveyed by a Shareholder or by any subsequent transferee of any such rights, subject to the satisfaction of the requirements prescribed herein for the holding of the Shares, and upon the written consent of the Company (provided that such consent shall not be required with respect to transfers to partners or affiliates of a Shareholder), which consent shall not be unreasonably withheld, provided that such rights may not be assigned to a transferee which the Company reasonably believes is a competitor or intends to become a competitor of the Company.

          (g) OFFICER'S CERTIFICATES. Together with delivery of financial statements of the Company pursuant to Section 3.2(c)(i) above, the Company shall deliver to each director a certificate of the President, Chief Financial Officer or Treasurer of the Company, (a) that such statements have been prepared in accordance with generally accepted accounting principles consistently applied (except for such changes or deviations necessary to prepare such financial statements in accordance with generally accepted accounting principles) and present fairly the consolidated financial position of the Company as of the dates specified and the results of its consolidated operations and changes in financial position with respect to the periods specified (subject in the case of interim financial statements only to normal year-end audit adjustments described in reasonable detail) and (b) to the effect that such officer has caused the provisions of this Agreement, as well as the Put Agreement, the Securities Purchase Agreement dated August 15, 1994 and the Amended and Restated Articles of Incorporation of the Company (collectively, the "Related Agreements") to be reviewed and has no knowledge of the breach of any covenant or noncompliance with any term of this Agreement or any Related Agreements.

          (h) TERMINATION OF INFORMATION RIGHTS. The information rights granted to the Shareholders pursuant to this Section 3.2 shall terminate and be of no further force or effect upon the closing of a registered public offering of the Company's Common Stock in which the net proceeds to the Company is at least twenty million dollars ($20,000,000).

    3.3 RIGHT TO CO-INVEST. The Company will use reasonable best efforts to provide each Series CC Holder with the opportunity to co-invest on similar terms and conditions in any foreign investments, partnerships, or joint ventures (the "Foreign Investment") involving the Company which include financing from purely financial (as compared to strategic) investors ("Co-Investment Right"). In the event that the Company proposes to make a Foreign Investment, it shall give each Series CC Holder written notice (the "Foreign Investment Notice") of its intention, describing the type of investment, the price, and the general terms upon which the Company proposes to invest. Each Series CC Holder shall have twenty (20) days from the date of mailing of the Foreign Investment Notice to agree to participate in the Foreign Investment based on his pro rata share of Series CC Shares for the price and upon the general terms specified in such notice by giving written notice to the Company and stating therein the quantity of securities to be purchased. The Co-Investment Right is conditioned upon and only available to Series CC Holders who participate in such investment transaction in a good faith manner to facilitate completion of the transaction including reasonably prompt responses to requests by the Company regarding such participation, with a closing to occur not sooner than thirty (30) days after the mailing of the Foreign Investment Notice. The Co-Investment Right among Series CC Holders shall be limited to fifty percent (50%) of the amount available to financial investors, and shall be allocated among the participating Series CC Holders on a pro rata basis according to the number of Series CC Shares they hold. The provisions of Section 3.3 shall terminate and cease to have any effect or be binding on any party hereto upon the third anniversary of the closing of a registered public offering of the Company's Common Stock. The Co-Investment Right is nonassignable.

    3.4 NON-MANAGEMENT DIRECTORS. As long as any Series BB or Series CC Shares are outstanding, any shares of Common Stock, or any rights or options to acquire shares of Common Stock, issued to officers, directors, employees or consultants of the Company shall be approved by a majority of the non-management Board.

                                      SECTION 4

                       RIGHT OF FIRST REFUSAL ON NEW SECURITIES
                       ----------------------------------------

    The Company hereby grants to each Shareholder holding at least 5,000 shares of Series AA or BB or CC Preferred Stock (or Common Stock into which such shares of Series AA or BB or CC Preferred Stock have been converted appropriately adjusted for any stock splits, consolidations, or the like) the right of first refusal to purchase such Holder's pro rata part of New Securities (as defined in Section 4(a)) that the Company may, from time to time, propose to issue. Such Shareholder's pro rata share, for purposes of this right of first refusal, is the ratio of the number of shares of Common Stock held and Common Stock issued or issuable upon conversion of the Series AA and BB and CC Preferred Stock held by such Shareholder bears to the total number of shares of Common Stock outstanding at the time of issuance of such New Securities, assuming conversion into Common Stock of all outstanding Preferred Stock and any other securities convertible into Common Stock provided any other stock options or similar securities not In-the-Money, shall be excluded. For purposes of this Section 4, "In-the-Money" means that the exercise price of such convertible security is less than the fair market value of the security issuable upon conversion of such convertible security. This right of first refusal shall be subject to the following provisions:

          (a) "New Securities" shall mean any Common Stock or any Preferred Stock of the Company, whether now authorized or not, and any rights, options, or warrants to purchase said Common Stock or Preferred Stock, and securities of any type whatsoever that are, or may become, convertible into Common Stock or Preferred Stock; provided, however, that "New Securities" does not include (i) securities issuable upon conversion of or with respect to the Series AA and BB and CC Preferred Stock or upon conversion of any other Preferred Stock subsequently issued; (ii) securities offered to the public pursuant to a registration statement filed under the Securities Act; (iii) securities issued pursuant to the acquisition of another corporation by the Company by merger, purchase of substantially all of the assets, or other reorganization whereby the Company owns not less than fifty percent (50%) of the voting power of the surviving corporation; (iv) shares of the Company's Common

Stock (or related options) issued to employees, officers, directors, consultants, or other persons performing services for the Company (including, but not by way of limitation, distributors and sales representatives) pursuant to any stock offering, plan, or arrangement approved by the non-management members of the Board of Directors of the Company; (v) any securities issued to a corporate investor at a price greater than $4.75 per share where the primary purpose is not to raise equity; (vi) shares of the Company's Common Stock or Preferred Stock issued to its shareholders in connection with any stock split, stock dividend, or recapitalization by the Company; or (vii) securities issued upon the exercise of outstanding warrants of the Company as of the date of this Agreement. Notwithstanding the provisions of Section 4(a)(v), the Series CC Holders shall be entitled the right of first refusal, pursuant to the provisions of Section 4, to purchase a pro rata part of New Securities that the Company proposes to sell and issue to any public or private utility company or any of their affiliates. Clauses (iii) and (iv) shall not be applicable to any sales of securities to any utility company or any of its affiliates, or any officer, director or employee thereof.

          (b) In the event that the Company proposes to issue New Securities, it shall give each Shareholder written notice (the "First Notice") of its intention, describing the type of New Securities, the price, and the general terms upon which the Company proposes to issue the same. Each Shareholder shall have 20 days from the date of mailing of the First Notice to agree to purchase his pro rata share of such New Securities for the price and upon the general terms specified in the First Notice by giving written notice to the Company and stating therein the quantity of New Securities to be purchased. In determining the price at which New Securities are being issued only the cash and readily ascertainable fair value of tangible property to be received by the Company shall be considered.

          (c) The Company shall notify, in writing (the "Second Notice"), each Shareholder which has agreed to purchase its entire pro rata share of the New Securities under this Section 4 (a "Fully-Exercising Holder") of the number of shares for which the rights of first refusal of other Shareholders have not been exercised. Each Fully-Exercising Holder shall have 10 days from receipt of the Second Notice to notify the Company that it shall purchase any or all of the remaining New Securities. In the event that the total remaining New Securities sought to be purchased during this second round exceeds the remaining shares available, each such Fully-Exercising Holder shall be eligible to purchase the number of the remaining New Securities equal to the
(i) number of shares of Common Stock held by and into which such Fully-Exercising Holder's Series AA and Series BB and Series CC Preferred Stock is then convertible divided by (ii) the sum of the number of shares of Common Stock held by and into which all such Fully-Exercising Holders' (which seek to purchase additional shares) Series AA, Series BB and Series CC Preferred Stock are convertible; multiplied by (iii) the number of additional New Securities available for purchase.

          (d) In the event that Shareholders fail to exercise in full the right of first refusal within said time periods, the Company shall have 90 days thereafter to sell (or enter into an agreement pursuant to which the sale of New Securities covered thereby shall be closed, if at all, within said 90 day period) the New Securities respecting which the Shareholders' rights were not exercised, at a price and upon general terms no more favorable to the purchasers thereof than specified in the Company's notice. In the event the Company has not sold the New Securities within said 90 day period (or sold and issued New Securities in accordance with the foregoing within 90 days from the date of said agreement), the Company shall not thereafter issue or sell any New Securities, without first offering such securities to the Shareholders in the manner provided above.

          (e) A Shareholder's failure to exercise this right of first refusal on any issuance of New Securities shall not adversely affect the Shareholder's right of first refusal to purchase subsequent issuances of New Securities.

          (f) This right of first refusal is nonassignable except to any other Shareholder (or successor thereto) or any parent or subsidiary of any Shareholder or any partner (or partner of any partner which is itself a partnership) or professional employee (or entity of which such employees are the beneficial owners) of any Shareholder.

          (g) If at any time the Company grants, issues or sells any options, convertible securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of Common Stock (the "Purchase Rights"), then to the extent that Section 4 is otherwise not applicable, each Holder of Series AA, Series BB and Series CC Shares (or shares of Common Stock issued or issuable upon conversion thereof, appropriately adjusted for any stock splits, consolidations, or the like) shall be entitled to acquire upon the terms applicable to such Purchase Rights the aggregate Purchase Rights which such Holder should have acquired if such Holder had held the number of shares of Common Stock acquirable upon conversion of the Series AA, Series BB, and/or Series CC Shares held by such Holder immediately before the date on which a record was taken for the grant, issuance or sale of such Purchase Rights, or if no such record was taken as of which the record holders of Common Stock would determine for the grant, issue or sale of such Purchase Rights.

          (h) In addition to the rights set forth above, each Series CC Holder shall have the right of first refusal to purchase a pro rata share of any New Securities that any Subsidiary (direct or indirect) of the Company proposes to issue. For the purposes of this subsection 4(h), "New Securities" in any Subsidiary shall mean any common stock or any preferred stock of a Subsidiary of the Company, whether now authorized or not, and any rights, options, or warrants to purchase said common stock or preferred stock, and securities of any type whatsoever that are, or may become, convertible into such common stock or preferred stock that the Company or any direct or indirect Subsidiary proposes to sell or issue to any public or private utility company or any of their affiliates if the Subsidiary business (as contemplated at the time of issuance) relates in whole or in part to any market area other than the market area of such utility company or if the New Securities (as contemplated at the time of issuance) are convertible into or exchangeable for Common Stock or Preferred Stock of the Company (or any rights, options, or warrants to purchase said Common Stock or Preferred Stock, and securities of any type whatsoever that are, or may become, convertible into such Common Stock or Preferred Stock). For purposes of this subsection 4(h), "affiliate" of any utility shall mean an entity or person controlling, controlled by or under common control with such utility or any entity of which such utility or affiliate holds greater than twenty percent (20%) equity ownership. Such Series CC Holders shall have a pro rata right of first refusal for such New Securities in the Subsidiary in the same manner as is set forth in this Section 4. A Series CC Holder's right of first refusal pursuant to this subsection 4(h) is nonassignable.

          (i) The right of first refusal on New Securities granted to the Shareholders pursuant to this Section 4 shall terminate on and be of no further force or effect upon the closing of a registered public offering of the Company's Common Stock with an aggregate offering price to the public of at least twenty million dollars ($20,000,000), except that the rights of a Series CC Holder (other than any Holder that has acquired its shares pursuant to a registered public offering) as provided in this Section 4 shall terminate and cease to have any effect or be binding on any party hereto three (3) years after the closing of a registered public offering of the Company's Common Stock with an aggregate offering price to the public of at least twenty million dollars ($20,000,000).


                                      SECTION 5

                             CO-SALE RIGHT AMONG HOLDERS
                             ---------------------------

          (a) In the event a Holder (a "Selling Holder") intends to sell or transfer any Shares or Registrable Securities (other than to an affiliate of such Selling Holder), and is aware that the buyer (alone or together with buyer's affiliates) owns or will acquire as a result of the sale either voting stock or the right to acquire voting stock equal to twenty percent (20%) or more of the Company's outstanding voting stock (including Common Stock and Preferred Stock), the Selling Holder shall notify all Holders, in writing, of such proposed transfer and its terms and conditions. Within fifteen (15) days of the date of such notice, any Holder intending to participate ("Participating Holder") in such transaction shall so notify the Selling Holder of such intent. Each Participating Holder shall then have the right to sell, at the same price and on the same terms as the Selling Holder, an amount of shares equal to the number of shares to be sold or transferred multiplied by a fraction, the numerator of which shall be the number of Shares and Registrable Securities held by the Partici-pating Holder, and the denominator of which shall be the sum of the number of Shares and Registrable Securities held by the Selling Holder and all Participating Holders.

          (b) In the event a Holder (a "Purchasing Holder") intends to purchase or otherwise acquire Shares or Registrable Securities (other than from an affiliate of such Purchasing Holder) and such Purchasing Holder (and such Purchasing Holder's affiliates) owns or will acquire as a result of such purchase voting stock or the right to acquire voting stock equal to twenty percent (20%) or more of the Company's outstanding voting stock (including Common Stock and Preferred Stock), the Purchasing Holder shall notify all Holders, in writing, of such proposed acquisition and its terms and conditions. Within fifteen (15) days of the date of such notice, any Holder intending to participate ("Electing Holder") in such transaction shall so notify the Purchasing Holder of such intent. Each Electing Holder shall then have the right to sell to the Purchasing Holder, at the same price and on the same terms offered by the Purchasing Holder, an amount of shares equal to the number of shares to be purchased or acquired multiplied by a fraction, the numerator of which shall be the number of Shares or Registrable Securities held by the Electing Holder, and the denominator of which shall be the sum of the number of Shares and Registrable Securities held by the Purchasing Holder and all Electing Holders.

          (c) The right of co-sale of any Holder pursuant to this Section 5 shall terminate upon the third anniversary of the sale in a firm commitment underwritten public offering registered under the Securities Act of shares of the Company's Common Stock to the public in which the net proceeds to the Company are at least twenty million dollars ($20,000,000), except that the co-sale right will not apply to or be binding on any transferee who acquired Shares or Registrable Securities in a transfer pursuant to Rule 144, or any successor rule, or pursuant to a registered public offering.

                                      SECTION 6

                                    MISCELLANEOUS
                                    -------------

    6.1 WAIVERS AND AMENDMENTS. The rights and obligations of the Company and the rights and obligations of the Holders under this Agreement may not be waived (either generally or in a particular instance, either retroactively or prospectively, and either for a specified period of time or indefinitely) or amended and no other agreement may be entered into by the Company with any Holder which expands the rights granted to a Holder under Sections 2, 3, 4 or 5 hereof without the written consent of (i) the holders of at least fifty percent (50%) of the outstanding Registrable Securities, (ii) the holders of at least fifty percent (50%) percent of the outstanding Series BB Shares or Common Stock issued upon conversion of the Series BB Shares, and (iii) the holders of at least fifty percent (50%) of the outstanding Series CC Shares or Common Stock issued upon conversion of the Series CC Shares; provided, however, that no such waiver or amendment shall reduce the aforesaid number of shares, the holders of which are required to consent to any waiver or amendment, without the consent of the holders of all of shares in clause (i), shares in clause (ii), or shares in clause (iii) above as applicable; and provided further, that the right of any Shareholder to elect a representative to the Board of Directors pursuant to
Section 3.1 may not be waived or amended without the prior written consent of such Shareholder and provided further that the rights of the Series CC Holders under Section 3.1(b) may not be waived or amended without the written consent of the holders of at least a majority of the Series CC Shares. Upon the effectuation of each such waiver or amendment, the Company shall promptly give written notice thereof to the holders of the shares who have not previously consented thereto in writing.

    6.2 GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of California as such laws are applied to contracts made and to be fully performed entirely within that state between residents of that state. All disputes arising out of this Agreement shall be subject to the exclusive jurisdiction and venue of the California State courts of San Mateo County, California, (or, if there is exclusive federal jurisdiction, the United States District Court for the Northern District of

California) and the parties consent to the personal and exclusive jurisdiction and venue of these courts.

    6.3 SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

    6.4 ENTIRE AGREEMENT. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof. This Agreement shall supersede the Prior Agreement, which agreement shall be of no further force or effect.

    6.5 NOTICES. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by first class, postage prepaid, addressed (a) at such Shareholders' address set forth in Schedule A hereto, or at such other address as such Shareholder shall have furnished to the Company in writing, or (b) if to the Company, at 75 Shoreway Road, Suite 2000, San Carlos, California 94070, or at such other address as the Company shall have furnished to the Shareholders in writing. Notices shall be effective upon mailing.

    6.6 SEVERABILITY. In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby.

    6.7 TITLES AND SUBTITLES. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

    6.8 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together constitute one instrument.

    The foregoing Shareholders' Agreement is hereby executed as of the date first above written.


                                       CELLNET DATA SYSTEMS, INC.
                                       a California corporation


                                       By: /s/ Alan H. Bushell
                                           ----------------------------------


                                       SHAREHOLDER


                                       --------------------------------------
                                            (Print Name)


                                       --------------------------------------
                                            (Signature of Holder or
                                            Authorized Signatory)


                                       --------------------------------------
                                            (Print Name and Title of
                                            Authorized Signatory if Applicable)

                               SHAREHOLDERS' AGREEMENT
                                      SCHEDULE A



    All purchasers of Series AA, BB and CC Preferred Stock and other parties to the Shareholders' Agreement:

Acorn Ventures, Inc.
11400 S.E. Sixth Street, Suite 120
Bellevue, WA  98004
Attn:  Rufus Lumry

ALH Family Trust
c/o Gregory S. Anderson Company
400 Van Buren, Suite 650
Phoenix, AZ  85004
Attn:  Gregory S. Anderson

Gregory S. Anderson Company
400 Van Buren, Suite 650
Phoenix, AZ  85004
Attn: Gregory S. Anderson

Michelle M. Anderson
4715 E. Calle del Norte
Phoenix, AZ  85018

AT&T Ventures
3000 Sand Hill Road
Building 4, Suite 235
Menlo Park, CA  94025
Attn:  Neal M. Douglas

BancBoston Investments Inc.
c/o Lawrence Foster
BancBoston Capital Inc.
100 Federal Street
Boston, MA  02110

Banner Partners
3000 Sand Hill Road
Building 1, Suite 190
Menlo Park, CA  94025
Attn:  Alan Brudos

Banner Partners/Minaret
431 Florence St., Suite 200
Palo Alto, CA  94301
Attn:  William L. Edwards

Barclays Capital Corporation
222 Broadway - 10th Floor
New York, NY  10038
Attn:  Peggy Grieves, Esq.

Neal C. Bradsher
Hambrecht & Quist
230 Park Avenue
New York, NY  10169

Alan R. Brudos
70 Shearer Drive
Atherton, CA  94027

J.M. Bryan Family Trust
c/o John M. Bryan, Trustee
600 Montgomery Street
35th Floor
San Francisco, CA  94111

John M. & Florence E. Bryan Trust
c/o John M. Bryan, Trustee
600 Montgomery Street
35th Floor
San Francisco, CA  94111

Bryco Investments
600 Montgomery Street
35th Floor
San Francisco, CA  94111
Attn:  Robert Ledonx

John J. Byrne
c/o Fund American Enterprises Holdings, Inc.
The 1820 House
Main Street

Norwich, VT  05055

California Partners
3803 East Bayshore Road
Palo Alto, CA  94303
Attn:  Tim Draper

Helen F. Cannon
c/o Banner Partners
3000 Sand Hill Road
Building 1, Suite 190
Menlo Park, CA  94025



Carson, a Partnership
c/o Banner Partners
3000 Sand Hill Road, 1-190
Menlo Park, CA  94025

Daniel H. Case III
Hambrecht & Quist
One Bush Street, 18th Floor
San Francisco, CA  94104

Chase 1991 Revocable Trust DTD 4-2-91
  Andrew or Laura Chase, Trustee
145 Stonegate Road
Portola Valley, CA  94028
Attn:  Andrew Chase

David E. Claridge
Hambrecht & Quist
One Bush Street, 18th Floor
San Francisco, CA  94104

Robert Cohn or Martha Adelia Adams Cohn
  Trustees of the Wellington Trust U/T/D January 30, 1986
20292 Calle Montalvo
Saratoga, CA  95070

Guy Conger

25 Skywood Way
Woodside, CA 94062

Paul M. Cook and Marcia L. Cook
  Trustees of the Paul and Marcia Cook Living Trust
  Dated April 21, 1992
P.O. Box 880
Menlo Park, CA  94026
OR
333 Ravenswood Avenue
Building IR-242
Menlo Park, CA  94025

Ira J. Cree
c/o Gammaloy Ltd.
3250 Cherry Avenue
Long Beach, CA  90807

William H. Cree III
c/o Gammaloy Ltd.
3250 Cherry Avenue
Long Beach, CA  90807

Ellen Berland Gibbs
c/o CRI Media Partners
667 Madison Ave., 18th Fl
New York, NY  10021

Delaware Charter Guarantee & Trust Co.
FBO Alan R. Brudos Pension
H10-2212982
c/o Norman Simmons
Hambrecht & Quist
IRA Dept., 14th Floor
One Bush Street
San Francisco, CA  94104

Delaware Charter Guarantee & Trust Co.
FBO Alan R. Brudos
H10-2272770/Pension
c/o Norman Simmons
Hambrecht & Quist

IRA Dept., 14th Floor
One Bush Street
San Francisco, CA  94104

Delaware Charter Guarantee & Trust Co.
FBO Helen Cannon
H15-5515299
c/o Norman Simmons
Hambrecht & Quist
IRA Dept., 14th Floor
One Bush Street
San Francisco, CA  94104

Delaware Charter Guarantee & Trust
FBO Daniel J. Jackson
H10-9903625/Pension
c/o Norma Simmons
Hambrecht & Quist
One Bush Street
San Francisco, CA  94104

Delaware Charter Guarantee & Trust Company
FBO Daniel J. Jackson
H10-9903781/Pension
Hambrecht & Quist
c/o Norma Simmons
One Bush Street
San Francisco, CA  94104

Delaware Charter Guarantee & Trust Co.
FBO Jeanne R. Jackson #10-9904136
c/o Norma Simmons
Hambrecht & Quist
One Bush Street
San Francisco, CA  94104

Delaware Charter Guarantee & Trust,
 Custodian FBO Robert W. Ledoux
H10-2272788/Pension
c/o Norma Simmons
Hambrecht & Quist
One Bush Street

San Francisco, CA  94104



DKD Vencap
151 University Ave.
Palo Alto, CA  94306
Attn:  David McMullin

Colin Dobell
c/o CellNet Data Systems, Inc.
125 Shoreway Road
San Carlos, CA  94070

Polly Draper
c/o Draper Associates
400 Seaport Court
Suite 250
Redwood City, CA  94063

Rebecca Draper
c/o Draper Associates
400 Seaport Court
Suite 250
Redwood City, CA  94063

Timothy C. Draper Living Trust
c/o Draper Associates
400 Seaport Court
Suite 250
Redwood City, CA  94063

William H. Draper III and Phyllis C. Draper
  Trustees of the William H. Draper Revocable Trust dated
  12/23/88
c/o Ms. Linda Rheem
7821 Horse Shoe  Lane
Potomac, MD  20854

Barbara Edwards
c/o Banner Partners
3000 Sand Hill Road
Building 1, Suite 190
Menlo Park, CA  94025

Cree Edwards
3000 Sand Hill Road
Building 1, Suite 190
Menlo Park, CA  94025

Elizabeth Adams Edwards
Banner Partners/Minaret
431 Florence Street
Suite 200
Palo Alto, CA  94301

Helen Grace Edwards
Banner Partners/Minaret
431 Florence Street
Suite 200
Palo Alto, CA  94301

Katherine R. Edwards
3000 Sand Hill Road
Bldg. 1, Ste. 190
Menlo Park, CA  94025

Laura Ann Edwards
Banner Partners/Minaret
431 Florence Street
Suite 200
Palo Alto, CA  94301

Paul C. Edwards
c/o Banner Partners
3000 Sand Hill Road
Building 1, Suite 190
Menlo Park, CA  94025

Scott Paul Edwards
Banner Partners/Minaret
431 Florence Street
Suite 200
Palo Alto, CA  94301

William C. Edwards Charitable Remainder Trust dtd 7/15/92
c/o Banner Partners
3000 Sand Hill Road, 1-190
Menlo Park, CA  94025

William C. Edwards Trust
  William L. Edwards and Cree A. Edwards, Trustees
 U/A dtd 12/8/92
c/o Banner Partners
3000 Sand Hill Road, 1-190
Menlo Park, CA  94025

William L. Edwards
Banner Partners/Minaret
431 Florence Street
Suite 200
Palo Alto, CA  94301

The Edwards Foundation
c/o Banner Partners
3000 Sand Hill Road, 1-190
Menlo Park, CA  94025
El Dorado Investment Co.
400 Van Buren, Suite 650
Phoenix, AZ  85004

El Dorado Technology II
20300 Stevens Creek Blvd.
Ste. 395
Cupertino, CA  95014
Attn:  Gary Kalbach

El Dorado Ventures
20300 Stevens Creek Blvd.
Ste. 395
Cupertino, CA  95014
Attn:  Gary Kalbach

Electra Associates, Inc.
c/o Diane Smith
Electra Inc.
70 East 55th Street, 25th Floor
New York, NY  10022

Electra Investment Trust, PLC
c/o Diane Smith
Electra Inc.
70 East 55th Street, 25th Floor
New York, NY  10022

Scott Eller
Red River Opry
2122 E. Highland
Suite 425
Phoenix, AZ  85016

Essex Special Growth Opportunities Fund, L.P.
c/o Essex Investment Management
125 High St., 29th Floor
Boston, MA  02110-2702

Attn:  Susan Stickells

Robert E. and Bette E. Finnigan Living Trust,
  Robert E. Finnigan and Bette E. Finnigan, Trustees
125 Los Alto Avenue
Los Altos, CA  94022

Quock Fong
Hambrecht & Quist
One Bush Street
San Francisco, CA  94104

Erl Fossum
15 Tamarade Drive
Littleton, CO  80127

Gammaloy Ltd.
3250 Cherry Avenue
Long Beach, CA  90807

Fred Gibbons
c/o Palo Alto Investors
431 Florence Street
Suite 200
Palo Alto, CA  94301

Ron Goodall
CellNet Data Systems, Inc.
125 Shoreway Road
San Carlos, CA  94070

John Gould
6554 Timber Court
San Jose, CA  95120

Katherine V. Gray
3000 Sand Hill Road, 1-190
Menlo Park, CA  94025

Kristin E. Gray
3000 Sand Hill Road, 1-190
Menlo Park, CA  94025

Shelly D. Guyer
1100 Union Street, #700
San Francisco, CA  94109

H&Q Group
c/o Jackie Berterretche
Attorney-in-fact
One Bush Street
San Francisco, CA  94104

H&Q Venture Investors
Hambrecht & Quist
One Bush Street
San Francisco, CA  94104

Amelia T. Hambrecht
Hambrecht & Quist
c/o Sharon Smith
One Bush Street
San Francisco, CA  94104

Elizabeth B. Hambrecht
Hambrecht & Quist
c/o Sharon Smith
One Bush Street
San Francisco, CA  94104

George N. Hambrecht
Hambrecht & Quist
c/o Sharon Smith
One Bush Street
San Francisco, CA  94104

Robert H. Hambrecht
Hambrecht & Quist
c/o Sharon Smith
One Bush Street
San Francisco, CA  94104

Susan L. Hambrecht
Hambrecht & Quist
c/o Sharon Smith
One Bush Street
San Francisco, CA  94104

Hambrecht & Quist Environmental Technology Fund
c/o Jackie Berterretche
Attorney-in-fact
One Bush Street
San Francisco, CA  94104

The Hambrecht 1980 Revocable Trust
c/o Jackie Berterretche
Attorney-in-fact
One Bush Street
San Francisco, CA  94104

Martha O. Hesse
8 Greenway Plaza, #612
Houston, TX  77046

Cinda Cree Hicks
c/o Gammaloy Ltd.
3250 Cherry Avenue
Long Beach, CA  90809

Derk Hunter
20725 Valley Green Dr.
Suite 100
Cupertino, CA  95014

Daniel J. Jackson
Hambrecht & Quist
One Bush Street
San Francisco, CA  94104

Jeanne R. Jackson and Christopher Jackson
Account No. H10-9904128
Hambrecht & Quist
c/o Norma Simmons
One Bush Street

San Francisco, CA  94104

Jeanne R. Jackson and Dana Jackson, Joint Tenants
Account No. H10-9904110
c/o Norma Simmons
Hambrecht & Quist
One Bush Street
San Francisco, CA  94104

Michael R. Jackson
KUFX FM 94.5
1589 Schallenberger Road
San Jose, CA  95131

Trust F/B/O
C. James Judson
Davis, Wright & Tremaine
1501 Fourth Ave., Suite 2600
Seattle, WA  98104
Attn: James Judson

Jupiter Partners
c/o Bryan & Edwards
600 Montgomery St., 35th Floor
San Francisco, CA  94111

Kleco, a Partnership
c/o Banner Partners
3000 Sand Hill Road, 1-190
Menlo Park, CA  94025

Kleiner Perkins Caufield Byers V
2750 Sand Hill Road
Menlo Park, CA  94025
Attn:  Bernie Lacroute

Pamela E. Koenig and William R. Hambrecht
  Trustees of the Gary E. Koenig Trust d/t/d 10/18/85
c/o William R. Hambrecht
Hambrecht & Quist
One Bush Street
San Francisco, CA  94104

KPCB Zaibatsu Fund I
Two Embarcadero Place
2200 Geng Road, Ste. 205
Palo Alto, CA  94303
Attn:  Bernie Lacroute

The Kulp Revocable Trust
c/o Richard Kulp
115 Geldert Drive
Tiburon, CA  94920

LTT Partners
1020 Continental Drive
Menlo Park, CA  94025

Rufus Lumry
Acorn Ventures, Inc.
11400 S.E. Sixth Street, Suite 120
Bellevue, WA  98004

Gordon S. Macklin
Hambrecht & Quist
One Bush Street
San Francisco, CA  94104

James L. Mohler, M.D.
113 Dartmouth Court
Chapel Hill, NC  27516

Marilyn L. Mohler
113 Dartmouth Court
Chapel Hill, NC  27514

Richard W. Mohler
816 Princeton
Sonoma, CA  95476

George G. Montgomery, Jr.
Hambrecht & Quist
One Bush Street

San Francisco, CA  94104

Merrill E. Newman or Alicia M. Newman
  Trustees of the Newman Revocable Trust dated 09/24/79
1256 Martin Avenue
Palo Alto, CA  94301

Northwood Ventures
485 Underhill Blvd., Suite 205
Syosset, NY  11791
Attn:  Hal Wilson

Odyssey Partners, L.P.
31 W. 52nd Street, 19th Floor
New York, NY  10019
Attn:  Brian Kwait, Principal

Standish H. O'Grady
Hambrecht & Quist
One Bush Street
San Francisco, CA  94104

Kurt Ohms
c/o CellNet Data Systems, Inc.
125 Shoreway Road
San Carlos, CA  94070

Palo Alto Investors, L.P.
431 Florence St., Suite 200
Palo Alto, CA  94301
Attn:  William L. Edwards

Daniel Victor Perlroth
192 Corte Madera
Portola Valley, CA  94028

Mark G. and Karen A. Perlroth
192 Corte Madera
Portola Valley, CA  94028

F. Noel Perry

2420 Sand Hill Road, Suite 100
Menlo Park, CA  94025


Nancy E. Pfund and Phillip L. Polakoff
  as Trustees of the Pfund Polakoff Family Trust DTD 2/18/93
Hambrecht & Quist
One Bush Street
San Francisco, CA  94104

Polaris Fund
c/o Draper Associates
400 Seaport Court
Suite 250
Redwood City, CA  94063
Attn: Timothy C. Draper

Providence Media Partners, L.P.
c/o Paul Salem
Providence Ventures, Inc.
900 Fleet Center
50 Kennedy Plaza
Providence, RI  02903

Trevor Robinson
Tancreds South Road
St. George's Hill
Weybridge
Surrey UK
KT 130NA

Nathaniel de Rothschild
135 E. 57th Street
Ste. 2400
New York, NY  10022

Stephen Rowe
1291 Caroline Street
Alameda, CA 94501-3917

Jerald B. Russ and Margaret A. Russ
  Trustees of the Russ Family Trust dated 02/26/91 (CP)

143 Calle Cuervo
San Clemente, CA  92672

Henry B. Sargent, Jr.
c/o Gregory S. Anderson Company
400 Van Buren, Suite 650
Phoenix, AZ  85004

Donald Scott
4328H Arcadia Lane
Phoenix, AZ  85018

Sequoia Capital
3000 Sand Hill Road
Bldg. 4, Suite 280
Menlo Park, CA  94025

Sequoia Technology Partners III
3000 Sand Hill Road
Bldg. 4, Suite 280
Menlo Park, CA  94025

Christopher W. Sheeline
Hambrecht & Quist
One Bush Street
San Francisco, CA  94104

Christopher A. Slaboszewicz
c/o CellNet Data Systems, Inc.
125 Shoreway Road
San Carlos, CA  94070

Dr. J. Richard Steadman
181 W. Meadow Drive, Suite 400
Vail, CO  81657

Sundance Venture Partners, L.P.
400 Van Buren, Suite 650
Phoenix, AZ  85004
Attn:  Gregory Anderson

Barry Taylor
Wilson, Sonsini, Goodrich & Rosati
650 Page Mill Road
Palo Alto, CA  94304-1050

Technology Partners West Fund IV, L.P.
1550 Tiburon Blvd., Suite A
Belvedere, CA  94920
Attn:  William Hart

William R. Timken
Hambrecht & Quist
One Bush Street
San Francisco, CA  94104

Toronto-Dominion Investments, Inc.
c/o Carole Clause
President
Toronto Dominion Investments, Inc.
909 Fannin Street
Houston, TX  77010

Turley Family Limited Partnership
7239 N. Desert Fairways
Paradise Valley, AZ  85253

Venhill Limited Partnership
Auto-Trol Technology Corporation
12500 N. Washington Street
Denver, CO  80233

WS Investment Co.
Two Palo Alto Square
Palo Alto, CA  94306
Attn:  Linda Wilson

CN Fund
c/o Williams, Jones & Associates
717 5th Ave - 24th Fl
New York, NY  10022
Attn:  Bill Jones

Dennis Weibling
Eagle River
2320 Carillon Point
Kirkland, WA  98033

                                   AMENDMENT NO. 1
                              TO SHAREHOLDERS' AGREEMENT



      This Amendment so made this 22nd day of December, 1994 to the Shareholders' Agreement dated August 15, 1994 (the "Agreement") by and among CELLNET DATA SYSTEMS, INC., a California Corporation (the "Company") and the persons and entities (the "Shareholders") whose names are set forth in Schedule A attached thereto. For purposes of this amendment, capitalized terms shall have the same meaning as those terms defined in the Agreement, unless otherwise provided.


                                       RECITALS

      WHEREAS, the Shareholders possess registration rights, information rights, Board rights, rights of first refusal, and co-sale rights granted under the Agreement;

      WHEREAS, pursuant to that certain Series DD Preferred Shares Purchase Agreement (the "Series DD Agreement") between the Company and those persons (the "Purchasers") listed on the Schedule of Purchasers attached thereto, the Purchasers are purchasing shares of the Company's Series DD Preferred Stock (the "Series DD Shares");

      WHEREAS, the obligations of the Company and the Purchasers under the Series DD Agreement are conditioned, among other things, upon the execution and delivery of written consent to this Amendment by holders of at least (i) fifty percent (50%) of the outstanding Registrable Securities, (ii) fifty percent (50%) of the outstanding shares of Series BB Preferred Stock or Common Stock issued upon conversion thereof, and (iii) fifty percent (50%) of the outstanding shares of Series CC Preferred Stock or Common Stock issued upon conversion thereof (collectively, the "Consenting Shareholders");

      WHEREAS, the Shareholders desire to amend the Agreement (i) to clarify certain rights of the holders of Series CC Preferred Stock to participate in certain issuances of New Securities by the Company, and (ii) in connection with the issuance of the Series DD Shares to grant certain rights to and impose certain obligations upon the Purchasers pursuant to the Agreement;

      WHEREAS, as an inducement for the Purchasers to enter into the Series DD Agreement, the Company desires to grant certain rights to the Purchasers as provided herein;

      NOW, THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth, the Company and the Consenting Shareholders agree that the Agreement is amended by this Amendment, and all parties agree as follows:

      1. PURCHASERS PARTIES TO THE AGREEMENT. The Purchasers shall be parties to the Agreement with rights and obligations as provided herein and therein. The Purchasers shall be included in the definition of "Shareholders" as provided in the preamble to the Agreement.

      2. REGISTRATION RIGHTS. Section 2 of the Agreement shall be amended as follows:

             (a) The definition of "Registrable Securities" in Section 2.1(i) shall be amended and superseded by the following text:

                    (i) "REGISTRABLE SECURITIES" means (i) shares of the Company's Common Stock held by any Holder who is a party to this Agreement, including but not limited to any Common Stock issued or issuable pursuant to the conversion of the Series AA, Series BB, Series CC and Series DD Preferred Stock, including any Series BB Preferred Stock issued upon exercise of any warrant held by a Holder, or any Common Stock issued upon exercise of any warrant held by a Holder, in each case which have not been sold to the public and (ii) any shares of the Company's Common Stock or other securities issued or issuable pursuant to the conversion of, or with respect to, the Series AA, Series BB, Series CC and Series DD Preferred Stock held by any Holder who is a party to this Agreement, upon any stock split, stock dividend, recapitalization, or similar event, which shares have not been sold to the public or securities issued in replacement or exchange of any of the securities issued in clauses (i) or (ii) above.

             (b) Sections 2.1(p) through 2.1(r) shall be renumbered as Sections 2.1(q) through 2.1(s), respectively, and Section 2.1(p) shall provide as follows:

             "SERIES DD SHARES" shall mean and include all shares of Series DD Preferred Stock of the Company.

             (c) The definition of "Shares" in the newly-amended Section 2.1(r) (formerly Section 2.1(q)) shall provide as follows:

             "SHARES" shall mean and include all outstanding shares of Series AA, BB, CC and DD Shares, collectively or shares issued in substitution or exchange thereof.

      3. VOTING AGREEMENT OF THE SHARES. The voting securities of the Company which each Shareholder shall be required to vote pursuant to Sections 3.1(a) and 3.1(b) shall include Series DD Shares or Registrable Securities, and the requirements of Sections 3.1(d) through 3.1(k) shall apply to the holders of Series DD Shares or Registrable Securities.

      4. INFORMATION RIGHTS. Section 3.2 of the Agreement shall be amended as follows:

             (a) Section 3.2(b) shall be amended and superseded by the following text:

             QUARTERLY FINANCIAL INFORMATION. The Company will furnish the following reports to each Shareholder holding at least 50,000 shares of Series AA or BB or CC or DD Preferred Stock (and/or Common Stock issued upon conversion of the Series AA or BB or CC or DD Preferred Stock) as soon as practicable after the end of the first, second and third quarterly accounting periods in each fiscal year of the Company and in any event within 45 days thereafter, an unaudited consolidated balance sheet and an unaudited statement of cash flows of the Company and its Subsidiaries, if any, as of the end of each such quarterly period, and unaudited consolidated statements of income of the Company and its Subsidiaries for such period and for the current fiscal year to date, in each case with comparable prior periods, prepared in accordance with generally accepted accounting principles consistently applied, all in reasonable detail, including any material discrepancies between the results reported and the Company's budgeted projections for the period, as well as other financial or business events of material importance, and certified, subject to changes resulting from year-end audit adjustments, by the principal financial or accounting officer of the Company.

             (b) Section 3.2(d) shall be amended and superseded by the following text:

             RIGHTS TO VISITATION AND ANNUAL OPERATING PLAN. The Company shall provide the following information to each Shareholder for so long as such Shareholder is a holder of greater than 200,000 shares of Series AA or BB or CC or DD Preferred Stock (and/or Common Stock issued upon conversion of the Series AA or BB or CC or DD Preferred Stock) appropriately adjusted for any stock splits, consolidations or the like:

             (i) For so long as a Shareholder is eligible to receive reports under this Section 3.2(d), he shall also have the right, at his expense, to visit and inspect any of the properties of the Company or any of its subsidiaries, and to discuss their affairs, finances and accounts with their officers, all at such reasonable times and as often as may be reasonably requested.

             (ii) Upon written request, the Company shall furnish such Shareholder prior to the beginning of such fiscal year, the Company's annual operating plan.

      5. RIGHT OF FIRST REFUSAL ON NEW SECURITIES. Section 4 of the Agreement shall be amended as follows:

             (a) The last two sentences of the first paragraph of Section 4 shall be amended and superseded with the following text:

             Notwithstanding the above, a Series CC Holder's pro rata share, for purposes of a right of first refusal for issuances of New Securities (i) to any public or private utility company or any of their affiliates, or (ii) of any Subsidiary of the Company as provided in subsection 4(h) herein, is the ratio of the number of shares of Series CC Preferred Stock and Common Stock issued or issuable upon conversion of the Series CC Preferred Stock held by such Series CC Holder bears to the total number of shares of Common Stock outstanding at the time of issuance of such New Securities, assuming conversion into Common Stock of all outstanding Preferred Stock and any other securities convertible into Common Stock provided any other stock options or similar securities not In-the-Money, shall be excluded. For purposes of this Section 4, "In-the-Money" means that the exercise price of such convertible security is less than or equal to the fair market value of the security issuable upon conversion of such convertible security. This right of first refusal shall be subject to the following provisions:

             (b) The last two sentences of subsection 4(a) shall be amended and superseded with the following text:

             Notwithstanding the provisions of Section 4(a)(v), each Series CC Holder (whether or not such Series CC Holder holds 5,000 shares of Series CC Preferred Stock or Common Stock issued or issuable upon conversion thereof) shall be entitled the right of first refusal, pursuant to the provisions of Section 4, to purchase a pro rata part of New Securities that the Company proposes to sell and issue to any public or private utility company or any of their affiliates. Clauses (iii) and (iv) shall not be applicable to any sales of securities to any utility company or any of its affiliates, or any officer, director or employee thereof.

             (c)    The following text shall be added to the end of subsection
4(c):

             Notwithstanding the above, for purposes of issuances of New Securities (x) to any public or private utility company or any of their affiliates, or (y) of any Subsidiary of the Company as provided in subsection 4(h) herein, in the event that the total remaining New Securities sought to be purchased during this second round exceeds the remaining shares available, each such Fully-Exercising Holder of Series CC Shares shall be eligible to purchase the number of the remaining New Securities equal to (i) the number of shares of Common Stock held by and into which such Fully-Exercising Holder's Series CC Preferred Stock is then convertible divided by (ii) the sum of the number of shares of Common Stock held by and into which all such Fully-Exercising Holders' (which seek to purchase additional shares) Series CC Preferred Stock are convertible; multiplied by (iii) the number of additional New Securities available for purchase.

             (d) The first sentence of subsection 4(h) shall be amended and superseded with the following text:

             In addition to the rights set forth above, each Series CC Holder (whether or not such Series CC Holder holds 5,000 shares of Series CC Preferred Stock or Common Stock issued or issuable upon conversion thereof) shall have the right of first refusal to purchase a pro rata share of any New Securities that any Subsidiary (direct or indirect) of the Company proposes to issue.

      6. MISCELLANEOUS. Section 6.4 shall be amended and superseded by the following text:

             ENTIRE AGREEMENT. This Agreement and the Amendment thereto dated December 22, 1994 (the "Amendment") constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof. This Agreement and the Amendment shall supersede the Prior Agreement, which agreement shall be of no further force or effect.

      7. GOVERNING LAW. This Amendment shall be governed by and construed under the laws of the State of California as such laws are applied to contracts made and to be fully performed entirely within that state between residents of that state. All disputes arising out of this Amendment shall be subject to the exclusive jurisdiction and venue of the California State courts of San Mateo County, California, (or, if there is exclusive federal jurisdiction, the United States District Court for the Northern District of California) and the parties consent to the personal and exclusive jurisdiction and venue of these courts.

      8. ENTIRE AGREEMENT. This Amendment and the Agreement constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

      9. FULL FORCE AND EFFECT. Except as amended hereby, the Agreement shall remain in full force and effect.

      10. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

      11. SEVERABILITY. In case any provision of this Amendment shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions of this Amendment shall not in any way be affected or impaired thereby.

      The foregoing Amendment to Shareholders' Agreement is hereby executed as of the date first above written.


                             CELLNET DATA SYSTEMS, INC.
                             a California corporation



                             By:  /s/ David L. Perry
                                  ---------------------------------------------
                                  David L. Perry
                                 Vice President, General Counsel and Secretary


                             SHAREHOLDER




                             --------------------------------------------------
                             (Print Name)




                             --------------------------------------------------
                             (Signature of Holder or Authorized Signatory)




                             --------------------------------------------------
                             (Print Name and Title of Authorized Signatory if Applicable)



                         AMENDMENT TO SHAREHOLDERS' AGREEMENT

                                   AMENDMENT NO. 2
                              TO SHAREHOLDERS' AGREEMENT



      This Amendment so made this 15th day of June, 1995 to the Shareholders' Agreement dated August 15, 1994, as amended (the "Agreement") by and among CELLNET DATA SYSTEMS, INC., a California Corporation (the "Company") and the persons and entities (the "Shareholders") whose names are set forth in Schedule A attached thereto. For purposes of this amendment, capitalized terms shall have the same meaning as those terms defined in the Agreement, unless otherwise provided.


                                       RECITALS

      WHEREAS, the Shareholders possess registration rights, information rights, Board rights, rights of first refusal, and co-sale rights granted under the Agreement;

      WHEREAS, the Company is issuing (the "Offering") 13% Senior Discount Notes due 2005 (the "Senior Notes") and Warrants (the "Warrants") to purchase 940,000 shares of Common Stock pursuant to a Purchase Agreement dated June 15, 1995, with Smith Barney Inc. as Initial Purchaser (the "Initial Purchaser").

      WHEREAS, in order to consummate the Offering, the Company must amend the Agreement (i) to eliminate certain inconsistent registration rights of the Holders with rights proposed to be granted to the Initial Purchaser, (ii) to preclude triggering registration rights upon the registration of the Senior Notes, and (iii) to preclude triggering certain rights of first refusal of the Holders upon the issuance of the Warrants.

      NOW, THEREFORE, in consideration of the mutual premises and covenants hereinafter set forth, the Company and the Shareholders agree that the Agreement is amended by this Amendment, and all parties agree as follows:

      1. REGISTRATION RIGHTS. Section 2 of the Agreement shall be amended as follows:

             (a) Sections 2.1(m) through 2.1(s), as amended, shall be renumbered as Sections 2.1(p) through 2.1(v), respectively, and Sections 2.1(m), 2.1(n), and 2.1(o) shall be added as follows:

                    "(m)   "SENIOR NOTES" shall mean and include the 13% Senior
Discount Notes due June 15, 2005 issued on June 15, 1995 as governed by the Indenture dated June 15, 1995 between the Company and The Bank of New York as Trustee.

                    (n) "SENIOR NOTE WARRANTS" shall mean and include the warrants issued in connection with the issuance of the Senior Notes on June 15, 1995 pursuant to the Warrant Agreement.

                    (o) "SENIOR NOTE WARRANT HOLDERS" shall mean and include any person or persons who holds Senior Note Warrants which were originally issued, or qualifying transferees under the Warrant Agreement who hold such warrants."

             (b) Sections 2.1(w), 2.1(x) and 2.1(y) shall be added as follows:

                    "(w)   "WARRANT AGREEMENT" shall mean the Warrant Agreement
dated June 15, 1995 by and between the Company and The Bank of New York as the Warrant Agent.

                    (x) "WARRANT REGISTRATION RIGHTS AGREEMENT" shall mean the Registration Rights Agreement dated June 15, 1995 entered into between the Company and Smith Barney Inc.

                    (y) "WARRANT SHARES" shall mean the shares of Common Stock issued or issuable upon exercise of the Senior Note Warrants."

             (c) The last two sentences of Section 2.2(b) shall be amended and superseded as follows:

                    "Other holders of Registrable Securities and Warrant Shares may participate in any offering conducted pursuant to a Series CC Request for Registration provided that in the event of an Underwriter's Cutback (as defined herein in Section 2.2(c)), the Series CC Holders shall receive priority with respect to one third (1/3) of the shares to be registered; however, if as a result of an Underwriter's Cutback the Series CC Holders are not allowed to include in any such registration at least eighty percent (80%) of their Registrable Securities requested to be registered, then such registration shall not count as one of the Initiating Series CC Holders' two Series CC Requests for Registration."

             (d) The final two paragraphs of Section 2.2(c) shall be amended and superseded as follows:

                    "The Company, together will all Initiating Holders (or
             Initiating Series CC Holders if the registration is pursuant to
             Section 2.2(b)) proposing to distribute their securities through such underwriting, shall enter into an underwriting agreement in customary form with the managing underwriter(s) selected for such underwriting by a majority in interest of the Initiating Holders (or Initiating Series CC Holders if the registration is pursuant to Section 2.2(b)) which underwriter(s) shall be reasonably acceptable to the Company. Notwithstanding any other provision of this Section 2.2, if the managing underwriter(s) advises the Initiating Holders (or Initiating Series CC Holders if the registration is pursuant to Section 2.2(b)), in writing that because the number of shares requested to be included in the registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the Company or Holders requesting registration, as the case may be, marketing factors require a limitation of the number of shares to be underwritten on behalf of Initiating Holders (or Initiating Series CC Holders if the registration is pursuant to Section 2.2(b)) (an "Underwriter's Cutback"), then, subject to the provisions of this Section 2.2(c), all Initiating Holders (or Initiating Series CC Holders if the registration is pursuant to Section 2.2(b)) shall be so advised, and the number of shares of Registrable Securities (and Warrant Shares pursuant to the exercise of a piggyback registration right under the Warrant Registration Rights Agreement) that may be included in the registration and underwriting, if any, shall be allocated, (x) if the registration is pursuant to Section 2.2(a), (A) two thirds (2/3) of the shares to be registered to Initiating Holders participating in the registration and among such Initiating Holders in proportion, as nearly as practicable to the respective amount of Registrable Securities obtained as a result of conversion into Common Stock of Shares held by such Initiating Holders at the time of filing the registration statement, and (B) one third (1/3) of the shares to be registered to the Senior Note Warrant Holders participating in the registration, and (y) if the registration statement is pursuant to Section 2.2(b), (A) one third (1/3) of the shares to be registered to the Initiating Series CC Holders participating in the registration and among such Initiating Series CC Holders in proportion, as nearly as practicable to the respective amount of Registrable Securities obtained as a result of conversion into Common Stock of Series CC Shares held by such Initiating Series CC Holders at the time of filing of the registration statement, (B) one third (1/3) of the shares to be registered to the other Holders of Registrable Securities participating in the registration and among such Holders in proportion, as nearly as practicable, to the respective amount of Registrable Securities (other than shares obtained as a result of conversion into Common Stock of Series CC Shares) held by such Holders at the time of filing of the registration statement, and (C) one third (1/3) of the shares to be registered to the Senior Note Warrant Holders participating in the registration. No Registrable Securities (or if applicable, Warrant Shares) excluded from the underwriting by reason of the managing underwriter's marketing limitation shall be included in such registration.

                    If any Initiating Holder (or Initiating Series CC Holder if
             the registration is pursuant to Section 2.2(b)) of Registrable Securities disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the managing underwriter(s) and the Initiating Holders (or Initiating

             Series CC Holders if the registration is pursuant to Section 2.2(b)). The Registrable Securities and/or other securities so withdrawn shall also be withdrawn from registration; provided, however, that, if by the withdrawal of such Registrable Securities a greater number of Registrable Securities held by other Initiating Holders (or other Initiating Series CC Holders if the registration is pursuant to Section 2.2(b)) or Warrant Shares held by Senior Note Warrant Holders may be included in such registration (up to the maximum of any limitation imposed by the underwriters), then the Company shall offer to all Initiating Holders (or Initiating Series CC Holders if the registration is pursuant to Section 2.2(b)) who have included Registrable Securities in the registration and to all Senior Note Warrant Holders who have included Warrant Shares in the registration, as the case may be, the right to include additional Registrable Securities and Warrant Shares, respectively, in the same proportion used in determining the underwriter limitation in this
             Section 2.2(c)."

             (e) The last paragraph of Section 2.2(e) shall be amended and superseded as follows:

                    "Other Holders of Registrable Securities or Warrant Shares
             may participate in any offering conducted pursuant to a Special Series CC Request for Registration provided that in the event of an Underwriter's Cutback, the holders of Series CC Shares shall receive full priority with respect to all their Registrable Securities requested to be registered, subject to the right of the Senior Note Warrant Holders participating in such registration to have Warrant Shares included in at least one third (1/3) of the shares to be registered."

             (f) The final two paragraphs of Section 2.2(f) shall be amended and superseded as follows:

                    "The Company, together with all Special Initiating Series
             CC Holders proposing to distribute their securities through such underwriting, shall enter into an underwriting agreement in customary form with the managing underwriter(s) selected for such underwriting by a majority in interest of the Special Initiating Series CC Holders which underwriter(s) shall be reasonably acceptable to the Company. Notwithstanding any other provision of this Section 2.2, if the managing underwriter(s) advises the Special Initiating Series CC Holders of the necessity for an Underwriter's Cutback (as defined in Section 2.2(c)), then, subject to the provisions of this Section 2.2(f), all Special Initiating Series CC Holders, Eligible Series CC Holders, and any other participating Holders shall be so advised, and the number of shares of Registrable Securities and Warrant Shares (if requested to be included pursuant to the exercise of piggyback registration rights under the Warrant Registration Rights Agreement) that may be included in the registration and underwriting, if any, shall be allocated first in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Special Initiating Series CC Holders and Eligible Series CC Holders at the time of filing the registration statement, subject to the right of the Senior Note Warrant Holders participating in such registration to have Warrant Shares included in at least one third (1/3) of the shares to be registered. No Registrable Securities or Warrant Shares excluded from the underwriting by reason of the managing underwriter's marketing limitation shall be included in such registration.

                    If any Special Initiating Series CC Holder of Registrable
             Securities disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the managing underwriter(s) and the Special Initiating Series CC Holders. The Registrable Securities and/or other securities so withdrawn shall also be withdrawn from registration; provided, however, that, if by the withdrawal of such Registrable Securities a greater number of Registrable Securities held by other Special Initiating Series CC Holders and Warrant Shares held by Senior Note Warrant Holders may be included in such registration (up to the maximum of any limitation imposed by the underwriters), then the Company shall offer to all Special Initiating Series CC Holders who have included Registrable Securities in the registration and to all Senior Note Warrant Holders who have included Warrant Shares in the registration the right to include additional Registrable Securities and Warrant Shares, respectively, in the same proportion used in determining the underwriter limitation in this Section 2.2(f)."

             (g) The first paragraph of Section 2.3(a) shall be amended and superseded as follows:

                    "(a)   Notice of Registration to Holders.  If at any time
             or from time to time, the Company shall determine to register any of its securities, either for its own account or the account of a security holder or holders, other than (i) a registration relating solely to employee benefit plans, (ii) a registration relating solely to a Commission Rule 145 transaction, or (iii) a registration relating solely to non-convertible debt securities of the Company, the Company will:"

             (h)    Section 2.3(c) shall be amended and superseded as follows:

                    "(c)   Underwriting.  If the registration of which the
             Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 2.3(a)(i). In such event the right of any Holder to registration pursuant to this Section 2.3 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company. Notwithstanding any other provision of this Section 2.3, if the managing underwriter determines the number of shares requested to be included in the registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the Company or Holders requesting registration, as the case may be: (i) if such registration is the first offering by the Company to the general public of its securities for its own account, the underwriter may exclude some or all Registrable Securities and Warrant Shares from such registration and underwriting (provided the securities of other shareholders are not included therein); (ii) if such registration is other than the first offering by the Company to the general public of its securities for its own account, the underwriter may limit the Registrable Securities held by Holders, securities to be included pursuant to Section 2.3(b), and Warrant Shares requested to be included in such registration and underwriting, to an aggregate of not less than twenty-five percent (25%) of the total number of securities to be registered in such registration and underwriting; the Company shall so advise all Holders and the other holders distributing their securities through such underwriting, and the number of shares of Registrable Securities, Warrant Shares, and other securities that may be included in the registration and underwriting shall be allocated first among all Holders and Senior Note Warrant Holders thereof in proportion, as nearly as practicable, to the respective amounts of securities entitled to inclusion in such registration (on an as-converted basis) held by such Holders or Senior Note Warrant Holders, as the case may be, at the time of filing of the registration statement; and (iii) if such registration is for the account of another security holder pursuant to a right to demand registration, the underwriter may limit the Registrable Securities held by Holders, securities to be included pursuant to Section 2.3(b), and Warrant Shares requested to be included in such registration and underwriting, and the number of such shares that may be included in the registration and underwriting, if any, shall be allocated (A) one third (1/3) of the shares to be registered to Series CC Holders participating in the registration and among such Series CC Holders in proportion, as nearly as practicable to the respective amount of Registrable Securities obtained as a result of conversion into Common Stock of Series CC Shares held by such Series CC Holders at the time of filing of the registration statement, (B) one third (1/3) of the shares to be registered to the other Holders of Registrable Securities participating in the registration and among such Holders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities (other than shares obtained as a result of conversion into Common Stock of Series CC Shares) held by such Holders at the time of filing of the registration statement and (C) one third (1/3) of the shares to be registered to the Senior Note Warrant Holders participating in the registration. After such allocation, any additional shares of Registrable Securities and other securities that may be included in the registration and underwriting shall be allocated among other holders thereof in proportion, as nearly as practicable, to the respective amounts of securities entitled to inclusion in such registration held by all such other holders. If any Holder or other holder disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to the Company and the managing underwriter. Any securities excluded or withdrawn from such underwriting shall be withdrawn from such registration, but if the registration is the first offering by the Company to the general public of its securities for its own account, then the securities so excluded or withdrawn shall not be transferred in a public distribution prior to 180 days after the effective date of the registration statement relating thereto."

      2. RIGHT OF FIRST REFUSAL ON NEW SECURITIES. Section 4(a) shall be amended and superseded as follows:

             (a) "New Securities" shall mean any Common Stock or any Preferred Stock of the Company, whether now authorized or not, and any rights, options, or warrants to purchase said Common Stock or Preferred Stock, and securities of any type whatsoever that are, or may become, convertible into Common Stock or Preferred Stock; provided, however, that "New Securities" does not include (i) securities issuable upon conversion of or with respect to the Series AA and BB and CC and DD Preferred Stock subsequently issued; (ii) securities offered to the public pursuant to a registration statement filed under the Securities Act; (iii) securities issued pursuant to the acquisition of another corporation by the Company by merger, purchase of substantially all of the assets, or other reorganization whereby the Company owns not less than fifty percent (50%) of the voting power of the surviving corporation; (iv) shares of the Company's Common Stock (or related options) issued to employees, officers, directors, consultants, or other persons performing services for the Company (including, but not by way of limitation, distributors and sales representatives) pursuant to any stock offering, plan, or arrangement approved by the non-management members of the Board of Directors of the Company; (v) any securities issued to a corporate investor at a price greater than $4.75 per share where the primary purpose is not to raise equity; (vi) shares of the Company's Common Stock or Preferred Stock issued to its shareholders in connection with any stock split, stock dividend, or recapitalization by the Company; (vii) securities issued upon the exercise of outstanding warrants of the Company as of the date of this Agreement; or (viii) the Senior Note Warrants issued in connection with the issuance of the Senior Notes. Notwithstanding the provisions of Section 4(a)(v), each Series CC Holder (whether or not such Series CC Holder holds 5,000 shares of Series CC Preferred Stock or Common Stock issued or issuable upon conversion thereof) shall be entitled the right of first refusal, pursuant to the provisions of Section 4, to purchase a pro rata part of New Securities that the Company proposes to sell and issue to any public or private utility company or any of their affiliates. Clauses (iii) and (v) shall not be applicable to any sales of securities to any utility company or any of its affiliates, or any officer, director or employee thereof.

      3. MISCELLANEOUS. Section 6.4 shall be amended and superseded by the following text:

             ENTIRE AGREEMENT. This Agreement and the Amendments thereto dated December 22, 1994 and June 15, 1995 (the "Amendments") constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof. This Agreement and the Amendments shall supersede the Prior Agreement, which agreement shall be of no further force or effect.

      4. GOVERNING LAW. This Amendment shall be governed by and construed under the laws of the State of California as such laws are applied to contracts made and to be fully performed entirely within that state between residents of that state. All disputes arising out of this Amendment shall be subject to the exclusive jurisdiction and venue of the California State courts of San Mateo County, California, (or, if there is exclusive federal jurisdiction, the United States District Court for the Northern District of California) and the parties consent to the personal and exclusive jurisdiction and venue of these courts.

      5. ENTIRE AGREEMENT. This Amendment and the Agreement constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

      6. FULL FORCE AND EFFECT. Except as amended hereby, the Agreement shall remain in full force and effect.

      7. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

      8. SEVERABILITY. In case any provision of this Amendment shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions of this Amendment shall not in any way be affected or impaired thereby.

      The foregoing Amendment to the Shareholders' Agreement is hereby executed as of the date first above written.


                             CELLNET DATA SYSTEMS, INC.
                             a California corporation



                             By: /s/ David L. Perry
                                 ----------------------------------------------
                                David L. Perry
                                Vice President, General Counsel and Secretary


                             SHAREHOLDER


                             Paul M. Cook and Marcia L. Cook,
                             Trustees of the Paul and Marcia Cook Living Trust dated April 21, 1992.

                             --------------------------------------------------
                             (Print Name)



                             /s/ Paul M. Cook
                             --------------------------------------------------
                             (Signature of Holder or Authorized Signatory)



                             Paul M. Cook
                             --------------------------------------------------
                             (Print Name and Title of Authorized Signatory if Applicable)

                                   AMENDMENT NO. 3
                              TO SHAREHOLDERS' AGREEMENT



      This Amendment so made this 21st day of November, 1995 to the Shareholders' Agreement dated August 15, 1994, as amended (the "Agreement"), by and among CELLNET DATA SYSTEMS, INC., a California Corporation (the "Company") and the persons and entities (the "Shareholders") whose names are set forth in Schedule A attached thereto. For purposes of this amendment, capitalized terms shall have the same meaning as those terms defined in the Agreement, unless otherwise provided.


                                       RECITALS

      WHEREAS, the Shareholders possess registration rights, information rights, Board rights, rights of first refusal, and co-sale rights granted under the Agreement;

      WHEREAS, the Company issued 13% Senior Discount Notes due 2005 (the "Original Notes") and Warrants (the "Original Warrants") to purchase 940,000 shares of Common Stock pursuant to a Purchase Agreement dated June 15, 1995, with Smith Barney Inc. as Initial Purchaser (the "Initial Purchaser").

      WHEREAS, the Company is issuing (the "Offering") 13% Senior Discount
Notes due 2005 (the "Additional Notes") (the Original Notes and Additional Notes are collectively referred to herein as the "Notes") and Warrants (the "Additional Warrants") to purchase 360,000 shares of Common Stock (the Original Warrants and Additional Warrants are collectively referred to herein as the "Warrants") pursuant to a Purchase Agreement dated November 21, 1995 with the Initial Purchaser.

      WHEREAS, in order to consummate the Offering, the Company must amend the Agreement (i) to eliminate certain inconsistent registration rights of the Holders with rights proposed to be granted to the Initial Purchaser in connection with the Offering, (ii) to preclude triggering registration rights upon the registration of the Additional Notes, and (iii) to preclude triggering certain rights of first refusal of the Holders upon the issuance of the Additional Warrants.

      NOW, THEREFORE, in consideration of the mutual premises and covenants hereinafter set forth, the Company and the Shareholders agree that the Agreement is amended by this Amendment, and all parties agree as follows:

      1. REGISTRATION RIGHTS. Section 2 of the Agreement shall be amended as follows:

             (a) Sections 2.1(m) and 2.1(n) shall be replaced with the following:

                    "(m)   "SENIOR NOTES" shall mean and include the 13% Senior
Discount Notes due June 15, 2005 issued on June 15, 1995 and issued on November 21, 1995 as governed by the

Indenture dated June 15, 1995, as amended on November 21, 1995 between the Company and The Bank of New York as Trustee.

                    (n) "SENIOR NOTE WARRANTS" shall mean and include the warrants issued in connection with the issuance of the Senior Notes on June 15, 1995 and issued in connection with the issuance of the Senior Notes on November 21, 1995, pursuant to the Warrant Agreement"

             (b)    Sections 2.1(w) and 2.1(x) shall be replaced as follows:

                    "(w)   "WARRANT AGREEMENT" shall mean the Warrant Agreement
dated June 15, 1995, as amended on November 21, 1995, by and between the Company and The Bank of New York as the Warrant Agent.

                    (x) "WARRANT REGISTRATION RIGHTS AGREEMENT" shall mean the Registration Rights Agreement dated June 15, 1995, as amended on November 21, 1995, entered into between the Company and Smith Barney Inc."

      2. MISCELLANEOUS. Section 6.4 shall be amended and superseded by the following text:

             ENTIRE AGREEMENT. This Agreement and the Amendments thereto dated December 22, 1994, June 15, 1995 and November 21, 1995 (collectively, the "Amendments") constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof. This Agreement and the Amendments shall supersede the Prior Agreement, which agreement shall be of no further force or effect.

      3. GOVERNING LAW. This Amendment shall be governed by and construed under the laws of the State of California as such laws are applied to contracts made and to be fully performed entirely within that state between residents of that state. All disputes arising out of this Amendment shall be subject to the exclusive jurisdiction and venue of the California State courts of San Mateo County, California, (or, if there is exclusive federal jurisdiction, the United States District Court for the Northern District of California) and the parties consent to the personal and exclusive jurisdiction and venue of these courts.

      4. ENTIRE AGREEMENT. This Amendment and the Agreement constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

      5. FULL FORCE AND EFFECT. Except as amended hereby, the Agreement shall remain in full force and effect.

      6. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

      7. SEVERABILITY. In case any provision of this Amendment shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions of this Amendment shall not in any way be affected or impaired thereby.

      The foregoing Amendment to the Shareholders' Agreement is hereby executed as of the date first above written.

                             CELLNET DATA SYSTEMS, INC.
                             a California corporation



                             By: /s/ David L. Perry
                                -----------------------------------------------
                               David L. Perry
                               Vice President, General Counsel and Secretary


                             SHAREHOLDER



                              John M. Seidl
                             --------------------------------------------------
                             (Print Name)



                             /s/  John M. Seidl
                             --------------------------------------------------
                             (Signature of Holder or Authorized Signatory)




                             --------------------------------------------------
                             (Print Name and Title of Authorized Signatory if Applicable)


                                         -10-